   As filed with the Securities and Exchange Commission on October 24, 2002


================================================================================


                                                    1933 Act File No. 333-100352


                                                    1940 Act File No. 811-21216


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-2

                        (Check appropriate box or boxes)



[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]  Pre-Effective Amendment No. 1
[ ]  Post-Effective Amendment No. __


          and


[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]  Amendment No. 1


         Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
          Exact Name of Registrant as Specified in Declaration of Trust
                 333 West Wacker Drive, Chicago, Illinois 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                                (800) 257-8787
              Registrant's Telephone Number, including Area Code

                               Jessica R. Droeger
                         Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
                         Copies of Communications to:



   Stacy H. Winick           Thomas S. Harman               Cynthia Cobden
Bell, Boyd & Lloyd LLC  Morgan, Lewis & Bockius LLP   Simpson Thacher & Bartlett
   70 W. Madison St.        1800 M Street, N.W.           425 Lexington Ave.
  Chicago, IL 60602       Washington, D.C. 20036          New York, NY 10017


                 Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

                             --------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [X] when declared effective pursuant to section 8(c)

                             --------------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


======================================================================================================================
                                                                               Proposed Maximum
   Title of Securities Being          Amount           Proposed Maximum       Aggregate Offering       Amount of
          Registered             Being Registered   Offering Price Per Unit       Price (1)       Registration Fee (2)
----------------------------------------------------------------------------------------------------------------------
Common Shares, $0.01 par value   1,000,000 Shares          $15.00               $15,000,000            $1,380.00
======================================================================================================================



(1) Estimated solely for the purpose of calculating the registration fee.

(2) $1.38 of which has already been paid.


     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                 SUBJECT TO COMPLETION, DATED OCTOBER 24, 2002


PROSPECTUS

                               1,000,000 Shares


[LOGO] Nuveen Logo
                     Nuveen Insured Massachusetts Tax-Free
                           Advantage Municipal Fund

                                 Common Shares
                               $15.00 per share

                                 -------------

   Investment Objectives. The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objectives are:


   . to provide current income exempt from regular federal income tax, the alternative minimum tax applicable to individuals and Massachusetts income tax; and

   . to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.


   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

                                                  (continued on following page)

                                 -------------

   Investing in common shares involves certain risks. See "Risks" beginning on page 23.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------

                                                          Per Share Total
                                                          --------- -----
       Public Offering Price                               $15.000    $
       Sales Load/(1)/                                     $ 0.675    $
       Estimated Offering Expenses/(2)/                    $ 0.030    $
       Proceeds to the Fund                                $14.295    $

--------
(1)Certain underwriters that may also participate in any future offering of preferred shares of the Fund may receive additional compensation in that offering based on their participation in this offering. See "Underwriting."
(2)Total expenses of issuance and distribution (other than underwriting
   discounts and commissions) are estimated to be $       . Nuveen has agreed
   to reimburse offering expenses in excess of $0.03 per share.

   The underwriters expect to deliver the common shares to purchasers on or
about           , 2002.

                                 -------------


Salomon Smith Barney                                        Nuveen Investments
A.G. Edwards & Sons, Inc.                                Prudential Securities
Advest, Inc.                                             Fahnestock & Co. Inc.
Raymond James                                              RBC Capital Markets
Ryan Beck & Co.                                            Wachovia Securities


          , 2002

   The common shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is "NGX".



   Portfolio Contents. Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of municipal bonds that pay interest that is exempt from regular federal income tax, the alternative minimum tax applicable to individuals, and Massachusetts income tax and that are covered by insurance guaranteeing the timely payment of principal and interest thereon. Through November 30, 2003, the Fund may invest in municipal bonds that pay interest that is exempt from regular federal income tax and the alternative minimum tax applicable to individuals, but not from Massachusetts income tax, provided that no more than 10% of the Fund's investment income during that time may be derived from investments in those bonds. The Fund may at all times invest up to 20% of its net assets in uninsured municipal bonds backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or other municipal bonds that are investment grade quality. The Fund cannot assure you that it will achieve its investment objectives.





   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference.
A Statement of Additional Information, dated         , 2002 and as it may be
supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 45 of this Prospectus, by calling (800) 257-8787 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).


   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   The underwriters named in this Prospectus may purchase up to additional common shares from the Fund under certain circumstances.

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                                 -------------

                               TABLE OF CONTENTS


                                                                     Page
                                                                     ----
       Prospectus Summary...........................................   4
       Summary of Fund Expenses.....................................  10
       The Fund.....................................................  12
       Use of Proceeds..............................................  12
       The Fund's Investments.......................................  12
       MuniPreferred Shares and Leverage............................  20
       Risks........................................................  23
       How the Fund Manages Risk....................................  28
       Management of the Fund.......................................  29
       Net Asset Value..............................................  31
       Distributions................................................  31
       Dividend Reinvestment Plan...................................  32
       Description of Shares........................................  33
       Certain Provisions in the Declaration of Trust...............  35
       Repurchase of Fund Shares; Conversion to Open-End Fund.......  36
       Tax Matters..................................................  37
       Other Matters................................................  39
       Underwriting.................................................  41
       Custodian and Transfer Agent.................................  44
       Legal Opinions...............................................  44
       Table of Contents for the Statement of Additional Information  45


                                 -------------

   Until         , 2002 (25 days after the date of this Prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information to understand the offering fully.

The Fund..............   Nuveen Insured Massachusetts Tax-Free Advantage
                           Municipal Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund is designed to provide tax benefits to investors who are residents of Massachusetts. See "The Fund."


The Offering..........   The Fund is offering     common shares of beneficial
                           interest at $15.00 per share through a group of underwriters (the "Underwriters") led by Salomon Smith Barney Inc., Nuveen Investments ("Nuveen"), A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, Advest, Inc., Fahnestock & Co. Inc., Raymond James & Associates, Inc., RBC Dain Rauscher, Inc., Ryan Beck & Co. and Wachovia Securities, Inc. The common shares of beneficial interest are called "Common Shares" in the rest of this Prospectus. You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an
                           option to purchase up to     additional Common
                           Shares to cover orders in excess of     Common
                           Shares. See "Underwriting." Nuveen has agreed to pay
                           (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.


Investment Objectives.   The Fund's investment objectives are to provide
                           current income exempt from regular federal income tax, the alternative minimum tax applicable to individuals and Massachusetts income tax and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of municipal bonds that:


                             . pay interest that is exempt from regular federal and Massachusetts income taxes and from the federal alternative minimum tax applicable to individuals; and




                             . are covered by insurance guaranteeing the timely payment of principal and interest thereon.

                           This insurance does not protect the market value of portfolio holdings or the net asset value of the Fund.


                         Under normal circumstances, the Fund (i) expects to be
                           fully invested (at least 95% of its assets) in municipal bonds that pay interest that is exempt from regular federal and Massachusetts income taxes and (ii) will not invest in bonds that pay interest subject to the federal alternative minimum tax applicable to individuals ("AMT Bonds"). After the completion of the offering through November 30, 2003 (the "Invest-up Period"), the Fund may invest in municipal bonds that pay interest that is exempt from regular federal income tax and the alternative minimum tax applicable to individuals but not from Massachusetts income tax ("Out of State Bonds"), provided that no more than 10% of the Fund's investment income during that time may be derived from investments in Out of State Bonds.



                         The Fund may at all times invest up to 20% of its net
                           assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (ii) other municipal bonds that, at the time of investment, are investment grade quality. The Fund will not invest in bonds whether or not insured that, at the time of investment, are below investment grade quality. An investment grade quality bond is a bond rated within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P") or Fitch Ratings ("Fitch")) by all nationally recognized statistical rating organizations (each an "NRSRO") that rate the bond, or a bond that is unrated but judged to be of comparable quality by the Fund's investment adviser. The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments."



Tax Considerations....   If the Fund invests in Out of State Bonds, a portion
                           of your dividends will be subject to Massachusetts income taxes. In addition, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income, and capital gain dividends will be subject to capital gains taxes. See "Tax Matters."


Proposed Offering of
MuniPreferred/(R)/
Shares................   Subject to market conditions, approximately one to
                           three months after completion of this offering, the Fund intends to offer preferred shares of beneficial interest ("MuniPreferred Shares") representing approximately 35% of the Fund's capital after their issuance. The issuance of MuniPreferred Shares will leverage your investment in Common Shares. Leverage involves special risks. There is no assurance that the Fund will issue MuniPreferred Shares or that, if issued, the Fund's leveraging strategy will be successful. See "Risks--Leverage Risk." The money the Fund obtains by selling the MuniPreferred Shares will be invested in long-term municipal bonds, which generally will pay fixed rates of interest over the life of the bond. The MuniPreferred Shares will pay dividends based on shorter-term rates, which will be reset frequently. So long as the rate of return, net of applicable Fund expenses, on the long-term bonds purchased by the Fund exceeds MuniPreferred Share dividend rates as reset periodically, the investment of the proceeds of the

                           MuniPreferred Shares will generate more income than will be needed to pay dividends on the MuniPreferred Shares. If so, the excess will be used to pay higher dividends to holders of Common Shares ("Common Shareholders"). However, the Fund cannot assure you that the issuance of MuniPreferred Shares will result in a higher yield on your Common Shares. Once MuniPreferred Shares are issued, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See "MuniPreferred Shares and Leverage" and "Description of Shares--MuniPreferred Shares."


Investment Adviser....   Nuveen Advisory Corp. ("Nuveen Advisory") will be the
                           Fund's investment adviser. Nuveen Advisory will receive an annual fee, payable monthly, in a maximum amount equal to .65% of the Fund's average daily net assets (including assets attributable to any MuniPreferred Shares that may be outstanding (sometimes referred to herein as "Managed Assets")), with lower fee levels for assets that exceed $125 million. Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets of the Fund for the first five full years of the Fund's operations (through November 30, 2007), and for a declining amount for an additional three years (through November 30, 2010). Nuveen Advisory is a wholly owned subsidiary of The John Nuveen Company. For more information on fees and expenses, including fees attributable to Common Shares, see "Management of the Fund."


Distributions.........   Commencing with the Fund's first dividend, the Fund
                           intends to make regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund. The Fund's ability to maintain a level Common Share dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred Shares. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on any outstanding MuniPreferred Shares). In addition, at least annually, the Fund intends to distribute net capital gain and taxable ordinary income, if any, to you so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any MuniPreferred Shares. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. You may elect to automatically reinvest some or all of your distributions in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."

Listing...............   The Common Shares have been approved for listing on
                           the American Stock Exchange, subject to notice of issuance. See "Description of Shares--Common Shares." The trading or "ticker" symbol of the Common Shares is "NGX." Because of this exchange listing, the Fund may sometimes be referred to in public communications as a "closed-end exchange-traded fund" or "exchange-traded fund."


Custodian.............   State Street Bank and Trust Company will serve as
                           custodian of the Fund's assets. See "Custodian and Transfer Agent."

Market Price of Shares   Shares of closed-end investment companies frequently
                           trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of Proceeds." In addition to net asset value, market price may be affected by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality and liquidity and market supply and demand. See "MuniPreferred Shares and Leverage," "Risks," "Description of Shares," "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk
Considerations........   No Operating History.  The Fund is a newly organized,
                           non-diversified, closed-end management investment company with no history of operations.


                         Interest Rate Risk.  Generally, when market interest
                           rates fall, bond prices rise, and vice versa. Interest rate risk is the risk that the municipal bonds in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Conversely, the values of lower-rated and comparable unrated debt securities are less likely than those of investment grade and comparable unrated debt securities to fluctuate inversely with changes in interest rates. Because the Fund will invest primarily in long-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk. Market interest rates for investment grade municipal bonds in which the Fund will primarily invest have recently declined significantly below the recent historical average rates for such bonds. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such event; however, historical interest rate levels are not necessarily predictive of future interest rate levels. See "Risks--Interest Rate Risk."



                         Credit Risk.  Credit risk is the risk that one or more
                           municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. See "Risks--Credit Risk."


                         Concentration in Massachusetts Issuers.  The Fund's
                           policy of investing primarily in municipal obligations of issuers located in Massachusetts makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers. See "Risks--Concentration Risk."

                         Leverage Risk.  The use of leverage through the
                           issuance of MuniPreferred Shares creates an opportunity for increased Common Share net income and returns, but also creates special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy will be successful. It is anticipated that MuniPreferred dividends will be based on shorter-term municipal bond rates of return (which would be redetermined periodically, pursuant to an auction process), and that the Fund will invest the proceeds of the MuniPreferred Shares offering in long-term, typically fixed rate, municipal bonds. So long as the Fund's municipal bond portfolio provides a higher rate of return (net of Fund expenses) than the MuniPreferred dividend rate, as reset periodically, the leverage will cause Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long and/or short-term rates rise, the MuniPreferred dividend rate could exceed the rate of return on long-term bonds held by the Fund that were acquired during periods of generally lower interest rates, reducing return to Common Shareholders. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of MuniPreferred Shares (for example, distribution related expenses such as a participation fee paid at what the Fund expects will be an annual rate of 0.25% of MuniPreferred Share liquidation preference to broker-dealers participating in MuniPreferred Share auctions).

                           Leverage creates two major types of risks for Common
                           Shareholders:

                            . the likelihood of greater volatility of net asset value and market price of Common Shares, because changes in the value of the Fund's bond portfolio (including bonds bought with the proceeds of the MuniPreferred Shares offering) are borne entirely by the Common Shareholders; and

                            . the possibility either that Common Share income will fall if the MuniPreferred dividend rate rises, or that Common Share income will fluctuate because the MuniPreferred dividend rate varies.

                           See "Risks--Leverage Risk."

                         Municipal Bond Market Risk.  The amount of public
                           information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices. See "Risks--Municipal Bond Market Risk."

                         Municipal Bond Insurance.  In the event Moody's, S&P
                           or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance (as defined below) issued by such insurer also would be of reduced quality in the portfolio of the Fund. Any such downgrade could have an adverse impact on the net asset value and market price of the Common Shares.


                           In addition, the Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing Portfolio Insurance. The Fund does not expect these guidelines to prevent Nuveen Advisory from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.



                         Non-Diversification.  Because the Fund is classified
                           as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments" and
                           "Risks--Non-Diversification." Also, the Fund's policy of generally investing in bonds that are exempt from the federal alternative minimum tax applicable to individuals may prevent the Fund from investing in certain kinds of bonds and thereby limit the Fund's ability to optimally diversify its portfolio.


                         Anti-Takeover Provisions.  The Fund's Declaration of
                           Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks--Anti-Takeover Provisions."

                           SUMMARY OF FUND EXPENSES

   The Annual Expenses table below assumes the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's capital (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)..................... 4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)/(1)(2)/  .20%
Dividend Reinvestment Plan Fees................................................ None/(3)/


                                           Percentage of Net
                                          Assets Attributable
                                          to Common Shares(4)
                                          -------------------
Annual Expenses
Management Fees..........................        1.00%
Other Expenses...........................         .38%

                                                 ----
Total Annual Expenses....................        1.38%
Fee and Expense Reimbursement (Years 1-5)        (.49%)/(5)/

                                                 ----
Total Annual Expenses (Years 1-5)........         .89%/(5)/

                                                 ====

--------
(1)Nuveen has agreed to pay offering costs (other than sales load) that exceed $0.03 per Common Share.


(2)If the Fund offers MuniPreferred Shares, costs of that offering, estimated to be approximately 2.5% of the total amount of the MuniPreferred Share offering, will effectively be borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of MuniPreferred Shares in the amount equal to 35% of the Fund's total capital (after issuance), those offering costs are estimated to be approximately $0.20 per Common Share (1.33% of the offering price).


(3)You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the "Plan Agent") to sell your Common Shares held in a dividend reinvestment account.

(4)Stated as percentages of net assets attributable to Common Shares. Assuming no issuance of MuniPreferred Shares, the Fund's expenses would be estimated to be as follows:


                                                                        Percentage of Net
                                                                       Assets Attributable
                                                                        to Common Shares
                                                                       -------------------
Annual Expenses
Management Fees.......................................................         .65%
Other Expenses........................................................         .25%

                                                                              ----
Total Annual Expenses.................................................         .90%
Fees and Expense Reimbursement (Years 1-5)............................        (.32%)/(5)/

                                                                              ----
Total Annual Expenses (Years 1-5).....................................         .58%/(5)/

                                                                              ====

(5)Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets for the first 5 full years of the Fund's operations, .24% of average daily Managed Assets in year 6, .16% in year 7 and .08% in year 8. Assuming the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's total assets (including the amount obtained from leverage) and calculated as a percentage of net assets attributable to Common Shares, those amounts would be .49% for the first 5 years, .37% in year 6, .25% in year 7 and .12% in year 8. Without the reimbursement, "Total Annual Expenses" would be estimated to be 1.38% of average daily net assets attributable to Common Shares (or, assuming no issuance of MuniPreferred Shares, .90% of average daily net assets).



   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 3,000,000 Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."



   The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and the estimated MuniPreferred Share offering costs assuming MuniPreferred Shares are issued representing 35% of the Fund's total capital (after issuance) of $13) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of .89% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.38% in years 9 and 10 and (2) a 5% annual return:/(1)/



                      1 Year 3 Years 5 Years 10 Years/(2)/
                      ------ ------- ------- ------------
                       $69     $87    $106       $185


   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
--------
(1)The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2)Assumes reimbursement of fees and expenses of .24% of average daily Managed Assets in year 6, .16% in year 7 and .08% in year 8. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2010. See footnote 5 above and "Management of the
   Fund--Investment Management Agreement."

                                   THE FUND

   The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 30, 2002, pursuant to a Declaration governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. The Fund is designed to provide tax benefits to investors who are residents of Massachusetts.

                                USE OF PROCEEDS


   The net proceeds of the offering of Common Shares will be approximately
$           ($           if the Underwriters exercise the over-allotment option
in full) after payment of the estimated organization and offering costs. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet those investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities in accordance with the Fund's investment policies.


                            THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's investment objectives are:


  . to provide current income exempt from regular federal income tax, the alternative minimum tax applicable to individuals and Massachusetts income tax; and


  . to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that Nuveen Advisory believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

   Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond appears to be consistent with the value of similar bonds. Municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Common Shareholders.

   Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in a portfolio of municipal bonds that:



  . pay interest that is exempt from regular federal and Massachusetts income taxes and from the federal alternative minimum tax applicable to individuals; and


  . are covered by insurance guaranteeing the timely payment of principal and interest thereon.


This insurance does not protect the market value of portfolio holdings or the net asset value of the Fund.



   Under normal circumstances, the Fund (i) expects to be fully invested (at least 95% of its assets) in municipal bonds that pay interest that is exempt from regular federal and Massachusetts income taxes and (ii) will not invest in AMT Bonds. During the Invest-up Period, the Fund may invest in Out of State Bonds, provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Bonds. The Fund will purchase Out of State Bonds if other suitable investments are not available. Investment in Out of State Bonds would result in a portion of your dividends being subject to Massachusetts income tax. For more information, see the Statement of Additional Information. In addition, capital gain dividends will be subject to capital gains taxes. See "Tax Matters."



   The Fund may at all times invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (ii) other municipal bonds that, at the time of investment, are investment grade quality. Investment grade quality means that such bonds are rated by all NRSROs that rate the bond within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by Nuveen Advisory. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Advisory may consider such factors as Nuveen Advisory's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to the Statement of Additional Information. See "--Municipal Bonds" below for a general description of the economic and credit characteristics of municipal issuers in Massachusetts. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See "--Other Investment Companies."



   Each insured municipal bond that the Fund acquires will be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Fund ("Portfolio Insurance"). See "--Municipal Bond Insurance." The Fund, as non-fundamental policies that can be changed by the Board of Trustees, (A) will buy Portfolio Insurance from insurers whose claims-paying ability Moody's rates "Aaa" or S&P or Fitch rates "AAA" and (B) will maintain at least 80% of its total Managed Assets in municipal bonds covered by insurance from insurers with a claims-paying ability rated, at the time of the bond's purchase, "Aaa" by Moody's or "AAA" by S&P or Fitch."

   The credit quality of companies that provide insurance on bonds will affect the value of those bonds. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares.



   The Fund may at all times invest up to 20% of its net assets in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been (1) advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.



   Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares or MuniPreferred Shares are being invested, the Fund may deviate from its investment objectives and policies and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in such short-term investments would result in a portion of your dividends being subject to regular federal income tax, the alternative minimum tax applicable to individuals and Massachusetts income tax. For more information, see the Statement of Additional Information. Likewise, the Fund may deviate from its normal investment policies and invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities of an issuer of municipal bonds that the Fund already owns for the purpose of acquiring control of that issuer when Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment. See the Statement of Additional Information under "Other Investment Policies and Techniques--Miscellaneous Investments."



   The Fund cannot change (i) its fundamental investment restrictions set forth in the Statement of Additional Information or (ii) its policy to invest 80% of its Managed Assets in a portfolio of municipal bonds that pay interest that is exempt from regular federal and Massachusetts income taxes and the federal alternative minimum tax applicable to individuals without the approval of the holders of a "majority of the outstanding" Common Shares and, if issued, MuniPreferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" MuniPreferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--MuniPreferred Shares--Voting Rights" and the Statement of Additional

Information under "Description of Shares--MuniPreferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of MuniPreferred Shares. Other than as noted above, the investment objectives and policies of the Fund may be changed by the Board without shareholder action.

Municipal Bonds

   Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.


   The municipal bonds in which the Fund will invest are generally issued by the Commonwealth of Massachusetts, a municipality in Massachusetts, or a political subdivision or agency or instrumentality of such Commonwealth or municipality ("Massachusetts municipal bonds"), and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Advisory to be reliable), is exempt from regular federal income tax, the alternative minimum tax applicable to individuals and Massachusetts income tax. The Fund may invest in municipal bonds issued by United States territories (such as Puerto Rico or Guam) that pay interest that is exempt from regular federal and Massachusetts income taxes and the federal alternative minimum tax applicable to individuals. During the Invest-up Period, the Fund also may invest in Out of State Bonds subject to the limitations described under "--Investment Objectives and Policies." It is a fundamental policy of the Fund that its investments in municipal bonds on which the interest is not taxable under regular federal or Massachusetts income tax or the federal alternative minimum tax applicable to individuals will, under normal circumstances, comprise at least 80% of the Fund's Managed Assets.


   The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

   The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Municipal Bond Insurance

   Each insured municipal bond the Fund acquires will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. The Fund expects initially to emphasize investments in municipal bonds insured under bond-specific insurance policies (i.e., Original Issue or Secondary Market Insurance). The Fund may obtain Portfolio Insurance from the insurers described in Appendix C to the Statement of Additional Information. The Fund, as a non-fundamental policy that can be changed by the Board of Trustees, will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated "Aaa" by Moody's or "AAA" by S&P or Fitch. There is no limit on the percentage of the Fund's assets that may be invested in municipal bonds insured by any one insurer.


   A municipal bond covered by Original Issue Insurance or Secondary Market Insurance is itself typically assigned the same rating as that of the insurer. For example, if the insurer has a rating of "Aaa" or "AAA," a bond covered by an Original Issue Insurance or Secondary Market Insurance policy from that insurer would also typically be assigned the same rating. Such a municipal bond would generally be assigned a lower rating if the ratings were based instead upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the ratings, if any, assigned to a municipal bond insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and therefore will generally carry a rating that is below "Aaa" or "AAA." While in the portfolio of the Fund, however, a municipal bond backed by Portfolio Insurance from a particular insurer will effectively be of the same credit quality as a municipal bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance from that insurer.



   The Fund's policy of investing primarily in municipal bonds insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only at the time of purchase of a security, and the Fund will not be required to dispose of the securities in the event Moody's, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In the event Moody's, S&P or Fitch (or all of them) should downgrade its (or their) rating of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured under Original Issue Insurance or Secondary Market Insurance policies by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Fund. Moody's, S&P and Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time the Fund purchases securities.


   The value of municipal bonds covered by Portfolio Insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the Portfolio Insurance.

   Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal bonds by the issuer thereof or a third party in conjunction with the original issuance of such municipal bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts received by the holder from any trustee for the municipal bond issuer or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal bonds), the value of the Fund's shares, the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original Issue Insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

   Original Issue Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

   Secondary Market Insurance. Subsequent to the time of original issuance of a municipal bond, the Fund or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds.


   One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal bond would be to enable the Fund to enhance the value of the security. The Fund, for example, might seek to purchase a particular municipal bond and obtain Secondary Market Insurance for it if, in Nuveen Advisory's opinion, the market value of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security without insurance. Similarly, if the Fund owns but wishes to sell a municipal bond that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance for it if, in Nuveen Advisory's opinion, the net proceeds of the Fund's sale of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security. In determining whether to insure municipal bonds the Fund owns, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "--Original Issue Insurance" above.


   Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible municipal bonds purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund.

   If a municipal bond is already covered by Original Issue Insurance or Secondary Market Insurance, then the security is not required to be additionally insured under any Portfolio Insurance that the Fund may purchase. All premiums respecting municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

   Portfolio Insurance policies are effective only as to municipal bonds owned by and held by the Fund, and do not cover municipal bonds for which the contract for purchase fails. A "when-issued" municipal obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal bond.

   In determining whether to insure municipal bonds held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "--Original Issue Insurance" above.

   Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as the Fund is in existence, the municipal bonds covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional bonds purchased by the Fund after the effective date of such notice. The Fund generally will reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

   Each Portfolio Insurance policy will terminate as to any municipal bond that has been redeemed from or sold by the Fund on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date. Each policy will terminate as to all municipal bonds covered thereby on the date on which the last of the covered municipal bonds mature, are redeemed or are sold by the Fund.

   One or more Portfolio Insurance policies may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") for a municipal bond that is sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. The Fund expects to exercise the right to obtain Permanent Insurance for a municipal bond only if, in Nuveen Advisory's opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

   The Permanent Insurance premium for each municipal bond is determined based upon the insurability of each security as of the date of purchase and will not be increased or decreased for any change in the security's creditworthiness unless the security is in default as to payment of principal or interest, or both. If such event occurs, the Permanent Insurance premium will be subject to an increase predetermined at the date of the Fund's purchase.

   The Fund generally intends to retain any insured bonds covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted bond and the market value of similar bonds of minimum investment grade (that is, rated "Baa" or "BBB") that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted bond and either its par value or the market value of similar bonds that are not in default or in significant risk of default, is more appropriate.

Except as described above for bonds covered by Portfolio Insurance that are in default or subject to significant risk of default, the Fund will not place any value on the Portfolio Insurance in valuing the municipal bonds it holds.


   Because each Portfolio Insurance policy will terminate for municipal bonds sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of the Fund's bonds, whether or not the bonds are in default or in significant risk of default. On the other hand, because Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal bonds covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.


   Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on the Fund is reduced to the extent of the insurance premiums it pays.

When-Issued and Delayed Delivery Transactions

   The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.


Miscellaneous Investments



   The Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize its existing investment in such issuer. Investment in such securities would result in a portion of your dividend being subject to regular federal and Massachusetts income taxes or the alternative minimum tax applicable to individuals.


Other Investment Companies

   The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

                       MUNIPREFERRED SHARES AND LEVERAGE

   Subject to market conditions, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer MuniPreferred Shares representing approximately 35% of the Fund's capital immediately after the issuance of the MuniPreferred Shares. The MuniPreferred Shares will have complete priority upon distribution of assets over the Common Shares. The issuance of MuniPreferred Shares will leverage the Common Shares. Leverage involves special risks. There is no assurance that the Fund's leveraging strategy will be successful. Although the timing and other terms of the offering of the MuniPreferred Shares will be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds of the MuniPreferred Shares offering in long-term municipal bonds. The MuniPreferred Shares will pay dividends based on shorter-term rates (which would be redetermined periodically by an auction process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the MuniPreferred Shares (after taking expenses into consideration), the leverage will cause you to receive a higher current rate of return than if the Fund were not leveraged.

   Changes in the value of the Fund's bond portfolio (including bonds bought with the proceeds of the MuniPreferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Nuveen Advisory for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the proceeds from the issuance of MuniPreferred Shares.


   For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between the Common Shares and MuniPreferred Shares in proportion to total dividends paid to each class for the taxable year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to MuniPreferred Shares (instead of solely tax-exempt income), the Fund will likely have to pay higher total dividends to MuniPreferred shareholders or make special payments to MuniPreferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the Common Shareholders, but would increase the portion of the dividend that is tax-exempt. On an after-tax basis, Common Shareholders may still be better off than if they had been allocated all of the Fund's net capital gain or other taxable income (resulting in a higher amount of total dividends), but received a lower amount of tax-exempt income. If the increase in dividend payments or the special payments to MuniPreferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the Common Shareholders, the advantage of the Fund's leveraged structure to Common Shareholders will be reduced.


   Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance, the value of the Fund's asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's asset coverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's asset coverage is at least 200% of such liquidation value. If MuniPreferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem MuniPreferred Shares from time to time to the extent necessary in order to maintain coverage of any MuniPreferred Shares of at least 200%. If the Fund has MuniPreferred Shares outstanding, two of the Fund's trustees will be elected by the holders of MuniPreferred Shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and MuniPreferred Shares voting together as a single class. In the event the Fund failed to pay dividends on MuniPreferred Shares for two years, MuniPreferred shareholders would be entitled to elect a majority of the trustees of the Fund.


   The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for MuniPreferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Nuveen Advisory from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

   The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.


   Assuming that the MuniPreferred Shares will represent in the aggregate approximately 35% of the Fund's capital and pay dividends at an annual average rate of 1.50%, the incremental income generated by the Fund's portfolio (net of estimated expenses) must exceed .53% in order to cover such dividend payments and other expenses specifically related to the MuniPreferred Shares. Of course, these numbers are merely estimates, used for illustration. Actual MuniPreferred Share dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate assumed above.



   The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of MuniPreferred Shares representing 35% of the Fund's total capital, and the Fund's currently projected annual MuniPreferred Share dividend rate of 1.50%. See "Risks--Leverage Risk."



Assumed Portfolio Total Return (10.00)% (5.00)%  0.00 % 5.00% 10.00%
Common Share Total Return..... (16.19)% (8.50)% (0.81)% 6.89% 14.58%

   Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on MuniPreferred Shares) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.

   Unless and until MuniPreferred Shares are issued, the Common Shares will not be leveraged and this section will not apply.

                                     RISKS


   The net asset value of the Common Shares will fluctuate with and be affected by, among other things, interest rate risk, credit risk, reinvestment risk and leverage risk, and an investment in Common Shares will be subject to, among other things, market discount risk, concentration risk, inflation risk and municipal bond market risk, each of which is more fully described below.


   Newly Organized. The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

   Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.


   Interest Rate Risk. Interest rate risk is the risk that bonds (and the Fund's net assets) will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's municipal bond holdings. The value of the longer-term bonds in which the Fund generally invests fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Conversely, the values of lower-rated and comparable unrated debt securities are less likely than those of investment grade and comparable unrated debt securities to fluctuate inversely with changes in interest rates. Because the Fund will invest primarily in long-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk. Market interest rates for investment grade municipal bonds in which the Fund will primarily invest have recently declined significantly below the recent historical average rates for such bonds. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such event; however, historical interest rate levels are not necessarily predictive of future interest rate levels.


   Credit Risk. Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. In general, lower-rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends.

   Concentration Risk. As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in Massachusetts municipal bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal bonds. The information set forth below and the related information in the Statement of Additional Information is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of Massachusetts. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Massachusetts, and that there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   As of September 30, 2002, Moody's and Fitch maintained Aa2 and AA- ratings on the Commonwealth's general obligation debt, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of tax-exempt securities of other issuers located in the Commonwealth in which the Fund may invest.



   In 1987 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. From 1992 to 1997, growth rates in Massachusetts and New England tracked the U.S. growth rate quite closely. In 1999 and 2000, the economies of both the Commonwealth and the region grew at a faster pace than that of the nation as a whole. However, both the U.S. and Massachusetts experienced slower growth in 2000 than in 1999. Over the last decade, growth of the Massachusetts economy has averaged 3.8%, while New England and the nation have experienced average growth of 3.3% and 3.5%, respectively. The Massachusetts economy is the largest in New England, making up an average of 47.6% of New England's total Gross Product and an average of 2.7% of the nation's economy over the past decade.



   The Massachusetts services sector, with 36.9% of the non-agricultural work force in May 2002, is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.1%), government employment (13.2%) and manufacturing (12.2%). Between 1988 and 1992, total employment in Massachusetts declined 10.7%. The construction, manufacturing, and trade sectors experienced the greatest decreases during this time, with more modest declines taking place in the government and finance, insurance and real estate ("FIRE") sectors. The economic recovery that began in 1993 was accompanied by increased employment levels; and between 1994 and 1997, total employment levels in Massachusetts increased at yearly rates greater than 2.0%. In 2001, employment levels in all but two industries increased or remained constant. The most rapid growth in 2001 came in the construction sector and the FIRE sector, which grew at rates of 5.8% and 1.9%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 0.3% in 2001. However, preliminary data show total non-agricultural employment declining 1.3% from May 2001 to May 2002, with declines in the manufacturing, transportation and public utilities, services, wholesale and retail trade and government employment sectors. If the Commonwealth does not continue to grow economically, its ability to make payments on Massachusetts municipal obligations could be affected.



   The Massachusetts economy is fairly concentrated in the eastern portion of the state, particularly in the metropolitan Boston area. Of the 13 Fortune 500 companies headquartered in the Commonwealth in 1999, 11 were located in the metropolitan Boston region. While many of the communities in the eastern portion of the Commonwealth benefited from the economic growth over the past decade, several areas outside the metropolitan Boston region have not participated as fully and continue to be hampered by higher unemployment, lower per capita income and stagnant property values.



   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts bonds in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified. See the Statement of Additional Information for a further discussion of factors affecting municipal bonds in Massachusetts.




   Municipal Bond Market Risk. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal bonds also tends to be less well- developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them.

   The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

   Municipal Bond Insurance. In the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Fund. Any such downgrade could have an adverse impact on the net asset value and market price of the Common Shares.


   In addition, the Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing Portfolio Insurance. The Fund does not expect these guidelines to prevent Nuveen Advisory from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.


   Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

   Leverage Risk. Leverage risk is the risk associated with the issuance of the MuniPreferred Shares to leverage the Common Shares. There can be no assurance that the Fund's leveraging strategy will be successful. Once the MuniPreferred Shares are issued, the net asset value and market value of Common Shares will be more volatile, and the yield to Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on the MuniPreferred Shares. Long-term municipal bond rates of return are typically, although not always, higher than shorter-term municipal bond rates of return. If the dividend rate on the MuniPreferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on the MuniPreferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. Because the long- term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the MuniPreferred Shares will be adjusted periodically, this could occur even when both long- term and short-term municipal rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the MuniPreferred Shares (for example, distribution related expenses such as the participation fee paid at what it expects will be an annual rate of 0.25% of MuniPreferred Share liquidation preference to broker-dealers participating in MuniPreferred Share auctions). Accordingly, the Fund cannot assure you that the issuance of MuniPreferred Shares will result in a higher yield or return to Common Shareholders.

   Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its expected AAA/Aaa ratings on the MuniPreferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the MuniPreferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the MuniPreferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to Common Shareholders.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. Such additional leverage may in certain market conditions serve to reduce the net asset value of the Fund's Common Shares and the returns to Common Shareholders.

   Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, MuniPreferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.


   Derivatives Risk. The Fund may utilize a variety of derivative instruments solely for risk management purposes. As explained under "How the Fund Manages Risk--Hedging Strategies," the Fund does not intend to use derivatives to increase leverage or to enhance current income. These derivatives may include such instruments as options contracts, futures contracts, options on futures contracts, swap agreements, short sales and delayed delivery and forward commitment transactions. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.





   Non-Diversification. Because the Fund is classified as "non-diversified" under the 1940 Act it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." Also, the Fund's policy of generally investing in bonds that are exempt from the federal alternative minimum tax applicable to individuals may prevent the Fund from investing in certain kinds of bonds and thereby limit the Fund's ability to optimally diversify its portfolio.


   Anti-Takeover Provisions. The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.


   Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Advisory and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

                           HOW THE FUND MANAGES RISK

Investment Limitations

   The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a "majority of the outstanding" Common Shares and, if issued, MuniPreferred Shares voting together as a single class, and the approval of the holders of a "majority of the outstanding" MuniPreferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Among other restrictions, the Fund may not invest more than 25% of total Fund assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments.

   The Fund may become subject to guidelines which are more limiting than the investment restriction set forth above in order to obtain and maintain ratings from Moody's or S&P on the MuniPreferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objectives. See "Investment Objectives" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental and non-fundamental investment policies of the Fund.

   The Fund seeks to reduce credit risk by buying bonds that are either covered by insurance or backed by an escrow or trust account, each with the purpose of ensuring timely payment of principal and interest. However, these municipal bonds remain subject to market risk.

Limited Issuance of MuniPreferred Shares

   Under the 1940 Act, the Fund could issue MuniPreferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the asset coverage of the Fund. If the total liquidation value of the MuniPreferred Shares was ever more than one-half of the value of the Fund's asset coverage, the Fund would not be able to declare dividends on the Common Shares until the liquidation value, as a percentage of the Fund's assets, was reduced. The Fund intends to issue MuniPreferred Shares representing about 35% of the Fund's total capital immediately after the time of issuance. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep the liquidation value of the MuniPreferred Shares below one-half of the value of the Fund's asset coverage.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

   The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the maturity of outstanding MuniPreferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing MuniPreferred Shares. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on Nuveen Advisory's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described above.

   If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued MuniPreferred Shares or MuniPreferred Shares that the Fund previously issued but later repurchased.

   Currently, the Fund may not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond. This restriction is a non-fundamental policy of the Fund that may be changed by vote of the Fund's Board of Trustees.

Hedging Strategies


   The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of Nuveen Advisory, correlate with the prices of the Fund's investments. The Fund does not intend to use derivatives to increase leverage or to enhance current income. Successful implementation of most hedging strategies would generate taxable income.


                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by Nuveen Advisory. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser


   Nuveen Advisory, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser to the Fund. In this capacity, Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $44.7 billion in assets under management as of September 30, 2002. See the Statement of Additional Information under "Investment Adviser."



   Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages the Fund using a team of analysts and portfolio managers that focus on a specific group of funds. Thomas Futrell is the portfolio manager of the Fund and will provide daily oversight for, and execution of, the Fund's investment activities. Mr. Futrell has been a portfolio manager for Nuveen Advisory since 1986. He is Vice President of Nuveen Advisory and a Chartered Financial Analyst. Mr. Futrell currently manages investments for 29 Nuveen-sponsored investment companies.

   Nuveen Advisory is a wholly owned subsidiary of The John Nuveen Company, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, The John Nuveen Company and its affiliates had over $83 billion of assets under management or surveillance as of September 30, 2002. The John Nuveen Company is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.


Investment Management Agreement

   Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

                                                                    Management
        Average Daily Managed Assets                                   Fee
        ----------------------------                                ----------
        Up to $125 million.........................................   .6500%
        $125 million to $250 million...............................   .6375%
        $250 million to $500 million...............................   .6250%
        $500 million to $1 billion.................................   .6125%
        $1 billion to $2 billion...................................   .6000%
        $2 billion and over........................................   .5750%

   If the Fund utilizes leverage through the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's total assets (including the amount obtained from leverage), the management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:

                                                                    Management
        Net Assets Attributable to Common Shares                       Fee
        ----------------------------------------                    ----------
        Up to $125 million.........................................   1.0000%
        $125 million to $250 million...............................    .9808%
        $250 million to $500 million...............................    .9615%
        $500 million to $1 billion.................................    .9423%
        $1 billion to $2 billion...................................    .9231%
        $2 billion and over........................................    .8846%

   In addition to the fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Advisory), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any MuniPreferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first eight full years of the Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:


                            Percentage                    Percentage
                            Reimbursed                    Reimbursed
                         (as a percentage              (as a percentage
          Year Ending       of Managed    Year Ending     of Managed
          November 30,       Assets)      November 30,     Assets)
         ------------    ---------------- ------------ ----------------
            2002/(1)/...       .32%       2007........       .32%
            2003........       .32%       2008........       .24%
            2004........       .32%       2009........       .16%
            2005........       .32%       2010........       .08%
            2006........       .32%

--------
(1)From the commencement of operations.


   Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2010.


                                NET ASSET VALUE

   The Fund's net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

   In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes a fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund's Board of Trustees or its delegate, Nuveen Advisory.

                                 DISTRIBUTIONS


   Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to MuniPreferred shareholders. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred Shares. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to MuniPreferred shareholders. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding MuniPreferred Shares.

   To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

                          DIVIDEND REINVESTMENT PLAN

   You may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

   If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price; or


      (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.


   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Equiserve Nuveen Investments,
P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

                             DESCRIPTION OF SHARES

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of MuniPreferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to the distributions. See "--MuniPreferred Shares" below.


   The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


   The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "MuniPreferred Shares and Leverage" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

MuniPreferred Shares

   The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.


   The Fund's Board of Trustees has indicated its intention to authorize an offering of MuniPreferred Shares (representing approximately 35% of the Fund's capital immediately after the time the MuniPreferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. The Board has determined that the MuniPreferred Shares, at least initially, would pay cumulative dividends at rates determined weekly by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the MuniPreferred Shares will be as stated below.


   Limited Issuance of MuniPreferred Shares. Under the 1940 Act, the Fund could issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the MuniPreferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus, the liquidation value of the MuniPreferred Shares is expected to be approximately 35% of the value of the Fund's total net assets. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep that fraction below one-half.

   Distribution Preference. The MuniPreferred Shares have complete priority over the Common Shares as to distribution of assets.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

   Voting Rights. MuniPreferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

   Holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than twelve trustees). The remaining trustees will be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the MuniPreferred Shares, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. Under the 1940 Act, in order for the Fund to take certain actions or enter into certain transactions (i.e., convert to an open-end investment company or effect a reorganization adversely affecting the MuniPreferred Shares), a separate class vote of holders of MuniPreferred Shares will be required, in addition to the single class vote of the holders of MuniPreferred Shares and Common Shares. See the Statement of Additional Information under "Description of Shares--MuniPreferred Shares--Voting Rights."

   Redemption, Purchase and Sale of MuniPreferred Shares. The terms of the MuniPreferred Shares provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of MuniPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund will increase such leverage. See "MuniPreferred Shares and Leverage."

   The discussion above describes the Board of Trustees' present intention with respect to an offering of MuniPreferred Shares. The terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or
(5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues Shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."


   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.


   If the Fund converted to an open-end investment company, it would be required to redeem all MuniPreferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the American Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

   The discussions below and in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

   The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax.


   The Fund primarily invests in municipal bonds from issuers located in Massachusetts or in municipal bonds whose income is otherwise exempt from regular federal income tax, the alternative minimum tax applicable to individuals and Massachusetts income taxes. Thus, substantially all of the Fund's dividends to you will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from federal income tax. Different federal alternative minimum tax rules apply to individuals and to corporations.



   Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any ordinary taxable income or net capital gain. Distributions of net short-term capital gain are taxable as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains regardless of how long you have owned your Common Shares. The Fund will allocate dividends with respect to a taxable year to shareholders that are treated as exempt-interest dividends and as long-term capital gain and ordinary income, if any, among the Common Shares and MuniPreferred Shares in proportion to total dividends paid to each class for such taxable year. As long as the Fund qualifies as a regulated investment company, distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations.


   Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the federal alternative minimum tax. You will receive this statement from the firm where you purchased your Common Shares if you hold your investment in street name; the Fund will send you this statement if you hold your shares in registered form.

   The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.


   In order to avoid corporate taxation of its earnings and to pay exempt-interest dividends, the Fund must meet certain Internal Revenue Service ("I.R.S.") requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its earnings and all your dividends would be taxable as ordinary income to the extent of the Fund's earnings and profits. In particular, in order for the Fund to pay exempt-interest dividends, at least 50% of the value of the Fund's total assets must consist of tax-exempt obligations at the close of each quarter of its taxable year. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay exempt-interest dividends and your dividends attributable to interest received by the Fund from any source would be taxable as ordinary income.



   The sale or other disposition of Common Shares will generally result in capital gain or loss to you if you hold such Common Shares as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are eligible for reduced rates of taxation.



   The Fund may be required to withhold a percentage of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (for individuals, normally your Social Security number) and certain certifications, or if you are otherwise subject to backup withholding. The backup withholding percentage will be 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress. If you receive Social Security benefits, you should be aware that exempt-interest dividends are taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money.





Massachusetts Tax Matters



   The following is based upon the advice of Edwards & Angell, LLP, special Massachusetts counsel to the Fund.

   The Fund's regular monthly dividends will not be subject to Massachusetts personal income taxes to the extent they are paid out of income earned on Massachusetts municipal bonds or on certain U.S. government obligations that are exempt from state taxation under federal law. You will be subject to Massachusetts personal income taxes, however, to the extent the Fund distributes any taxable income, or if you sell or exchange Fund shares and realize a capital gain on the transaction.



   The treatment of corporate shareholders of the Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.



   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts tax matters. Please refer to the Statement of Additional Information for more detailed information.




                                 OTHER MATTERS


   A lawsuit was brought in June 1996 (Green et al. v. Nuveen Advisory Corp., et al.) by certain individual common shareholders of six leveraged closed-end funds sponsored by Nuveen, and ultimately heard in the federal district court for the Northern District of Illinois. The suit was originally brought against Nuveen, Nuveen Advisory, six Nuveen investment companies (the "leveraged closed-end funds") managed by Nuveen Advisory and two of the leveraged closed-end funds' former directors seeking unspecified damages, an injunction and other relief. The suit also sought certification of a defendant class consisting of all Nuveen-managed leveraged funds.


   The plaintiffs alleged that the leveraged closed-end funds engaged in certain practices that violated various provisions of the 1940 Act and common law. The plaintiffs also alleged, among other things, breaches of fiduciary duty by the funds' directors and Nuveen Advisory and various misrepresentations and omissions in prospectuses and shareholder reports relating to the use of leverage through the issuance and periodic auctioning of preferred stock and the basis of the calculation and payment of management fees to Nuveen Advisory and Nuveen. Plaintiffs also filed a motion to certify defendant and plaintiff classes.


   The defendants filed motions to dismiss the entire lawsuit asserting that the claims were without merit and to oppose certification of any classes. On March 30, 1999, the court entered a memorandum opinion and order (1) granting the defendants' motion to dismiss all of plaintiffs' counts against the defendants other than Nuveen Advisory, (2) granting Nuveen Advisory's motion to dismiss all of plaintiffs' counts against it other than breach of fiduciary duty under Section 36(b) of the 1940 Act, and (3) denying the plaintiffs' motion to certify a plaintiff class and a defendant class. No appeal was made by plaintiffs of this decision, and the remaining Section 36(b) count against Nuveen Advisory is discussed below.


   As to alleged damages, plaintiffs have claimed as damages the portion of all advisory compensation received by Nuveen Advisory from the funds during the period from June 21, 1995 to the present that is equal to the proportion of each of such fund's preferred stock to its total assets. The preferred stock constitutes approximately one third of the funds' assets so the amount claimed would equal approximately one third of management fees received by Nuveen Advisory for managing the funds during this period. Nuveen Advisory believes that it has no liability and the plaintiffs have suffered no damages and filed a motion for summary judgment as to both liability and damages.


   Plaintiffs filed a motion for partial summary judgment as to liability only. In a memorandum opinion and order dated September 6, 2001, the federal district court granted Nuveen Advisory's motion for summary judgment and denied plaintiffs' motion for partial summary judgment, thereby terminating the litigation before the court. Plaintiffs appealed this decision on October 8, 2001. In an opinion dated July 8, 2002, the Seventh Circuit Court of Appeals affirmed the opinion of the district court dismissing the plaintiffs' lawsuit. Plaintiffs filed a petition for a writ of certiorari with the United States Supreme Court on October 1, 2002 seeking to appeal the Seventh Circuit opinion. The defendants intend to file a brief in opposition to the petition.

                                 UNDERWRITING

   Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.


                                                                       Number of
Underwriters                                                            Shares
------------                                                           ---------
Salomon Smith Barney Inc..............................................
Nuveen Investments....................................................
A.G. Edwards & Sons, Inc..............................................
Prudential Securities Incorporated....................................
Advest, Inc...........................................................
Fahnestock & Co. Inc..................................................
Raymond James & Associates, Inc.......................................
RBC Dain Rauscher, Inc................................................
Ryan Beck & Co........................................................
Wachovia Securities, Inc..............................................
                                                                        -------
   Total..............................................................

                                                                        =======


   The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares. The representatives described below have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.


   The Underwriters, for whom Salomon Smith Barney Inc., Nuveen Investments, A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, Advest, Inc., Fahnestock & Co. Inc., Raymond James & Associates, Inc., RBC Dain Rauscher, Inc., Ryan Beck & Co. and Wachovia Securities, Inc. are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.45 per Common Share. The sales load the Fund will pay of $0.675 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or
before             , 2002. In connection with this offering, Nuveen may perform clearing services without charge for brokers and dealers for whom it regularly provides clearing services that are participating in the offering as members of the selling group.


   The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this Prospectus, to purchase up to         additional Common
Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

   The Fund and Nuveen Advisory have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these agreements at any time without notice.



   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, Nuveen Advisory and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been approved for listing on the American Stock Exchange, subject to official notice of issuance.


   The Fund and Nuveen Advisory have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

   Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per share.

   In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.


   Certain Underwriters participating in the Common Share offering may be invited, some period of time after completion of this offering, to participate in the offering of the MuniPreferred Shares and will receive compensation for their participation in that MuniPreferred Share offering. The number of Common Shares purchased by each Underwriter in this offering may be a factor in determining (i) whether that Underwriter is selected to participate in the offering of the MuniPreferred Shares, (ii) the number of MuniPreferred Shares allocated to that Underwriter in that offering, and (iii) the amount of certain additional MuniPreferred Share underwriting compensation available to that Underwriter. The offering costs associated with the issuance of MuniPreferred Shares are currently estimated to be approximately 2.5% of the total amount of the MuniPreferred Share offering. These costs will effectively be borne by the Common Shareholders.



   In connection with the requirements for listing the Fund's Common Shares on the American Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.



   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the American Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.


   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on the American Stock Exchange at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.



   The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of the Underwriters to the Fund or Nuveen Advisory if, prior to the delivery of and payment for the Common Shares, (i) trading in the Fund's Common Shares shall have been suspended by the Securities and Exchange Commission or the American Stock Exchange or trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on either of such Exchanges, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the Common Shares as contemplated by the Prospectus (exclusive of any supplement thereto).


   The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   Prior to the public offering of Common Shares, Nuveen Advisory purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, Nuveen Advisory owned 100% of the Fund's outstanding Common Shares. Nuveen Advisory may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.



   Nuveen, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the representatives of the Underwriters, is an affiliate of Nuveen Advisory.



   The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.


                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                LEGAL OPINIONS


   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Bell, Boyd & Lloyd LLC and Simpson Thacher & Bartlett may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                       Page
                                                                       ----
     Use of Proceeds..................................................   3
     Investment Objectives............................................   5
     Investment Policies and Techniques...............................  10
     Other Investment Policies and Techniques.........................  18
     Management of the Fund...........................................  21
     Investment Adviser...............................................  27
     Portfolio Transactions...........................................  28
     Distributions....................................................  29
     Description of Shares............................................  30
     Certain Provisions in the Declaration of Trust...................  33
     Repurchase of Fund Shares; Conversion to Open-End Fund...........  34
     Tax Matters......................................................  37
     Experts..........................................................  41
     Custodian........................................................  41
     Additional Information...........................................  41
     Report of Independent Auditors...................................  43
     Financial Statements.............................................  44
     Appendices
        Appendix A--Ratings of Investments............................ A-1
        Appendix B--Taxable Equivalent Yield Tables................... B-1
        Appendix C--Description of Insurers........................... C-1
        Appendix D--Hedging Strategies and Risks...................... D-1
        Appendix E--Factors Pertaining to Massachusetts............... E-1
        Appendix F--Performance Related and Comparative Information... F-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                               1,000,000 Shares


        Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund

                                 Common Shares

                                   --------

                                  PROSPECTUS

                                         , 2002

                                   --------


                             Salomon Smith Barney

                              Nuveen Investments

                           A.G. Edwards & Sons, Inc.


                             Prudential Securities


                                 Advest, Inc.


                             Fahnestock & Co. Inc.


                                 Raymond James


                              RBC Capital Markets


                                Ryan Beck & Co.


                              Wachovia Securities


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                    FRH-MA-1002

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED OCTOBER 24, 2002


         Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund

                      STATEMENT OF ADDITIONAL INFORMATION

     Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (the "Fund") is a newly organized, non-diversified closed-end management investment company.

     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated __________, 2002 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                  Page
                                                                --------
Use of Proceeds                                                        3
Investment Objectives                                                  5
Investment Policies and Techniques                                    10
Other Investment Policies and Techniques                              18
Management of the Fund                                                21
Investment Adviser                                                    27
Portfolio Transactions                                                28
Distributions                                                         29
Description of Shares                                                 30
Certain Provisions in the Declaration of Trust                        33
Repurchase of Fund Shares; Conversion to Open-End Fund                34
Tax Matters                                                           37
Experts                                                               41
Custodian                                                             41
Additional Information                                                41
Report of Independent Auditors                                        43
Financial Statements                                                  44
Ratings of Investments (Appendix A)                                  A-1
Taxable Equivalent Yield Tables (Appendix B)                         B-1
Description of Insurers (Appendix C)                                 C-1
Hedging Strategies and Risks (Appendix D)                            D-1
Factors Pertaining to Massachusetts (Appendix E)                     E-1
Performance Related and Comparative Information (Appendix F)         F-1


This Statement of Additional Information is dated ________, 2002

                                USE OF PROCEEDS

     The net proceeds of the offering of Common Shares of the Fund will be approximately: $__________ ($__________ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     For the Fund, Nuveen has agreed to pay (i) all organizational expenses and
(ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

     Pending investment in municipal bonds that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques--Investment in Municipal Bonds--Portfolio Investments," the income on which is subject to regular federal and Massachusetts income taxes, and securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly.

                             INVESTMENT OBJECTIVES


The Fund's investment objectives are to provide current income exempt from regular federal income tax, the alternative minimum tax applicable to individuals and Massachusetts income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to holders of Common Shares. The Fund's investment objectives are fundamental policies of the Fund.


     Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in a portfolio of municipal bonds that:


     . pay interest that is exempt from regular federal and Massachusetts income taxes and from the federal alternative minimum tax applicable to individuals; and

     . are covered by insurance guaranteeing the timely payment of principal and interest thereon.


This insurance does not protect the market value of portfolio holdings or the net asset value of the Fund.

     Under normal circumstances the Fund (i) expects to be fully invested (at least 95% of its assets) in municipal bonds that pay interest that is exempt from regular federal and Massachusetts income taxes and (ii) will not invest in AMT Bonds.

     After the completion of the offering through November 30, 2003 (the "Invest-up Period"), the Fund may invest in municipal bonds that are exempt from regular federal income tax and the alternative minimum tax applicable to individuals but not from Massachusetts income tax ("Out of State Bonds"), provided that no more than 10% of the Fund's investment income during that time may be derived from investments in Out of State Bonds. It is a fundamental policy of the Fund that its investments in municipal bonds the interest on which is not taxable under regular federal income tax, the alternative minimum income tax applicable to individuals and Massachusetts income taxes will, under normal circumstances, comprise at least 80% of the Fund's Managed Assets. The Fund will notify shareholders at least 60 days prior to any change in its policy to invest 80% of its Managed Assets in bonds that are covered by insurance guaranteeing the timely payment of principal and interest thereon.


     The Fund may at all times invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (ii) other municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated by all NRSROs that rate the bond within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch), or bonds that are unrated but judged to be of comparable quality by Nuveen Advisory.

Investment Restrictions

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, MuniPreferred Shares (as hereinafter defined) voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred Shares voting as a separate class:


          (1) Under normal circumstances, invest less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from regular federal income tax, the alternative minimum tax applicable to individuals and Massachusetts income tax;


          (2) Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred Shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus;

          (3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings);

          (4) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

          (5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

          (6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;

          (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

          (8) Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations; and

          (9) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

     For purposes of the foregoing and "Description of Shares--MuniPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

     For the purpose of applying the limitation set forth in subparagraph (9) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.

     Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

          (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

          (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

          (3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

          (4) Purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred Shares are outstanding.


          (5) Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities, for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.


          (6) Invest in inverse floating rate securities (which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond).

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund intends to apply for ratings for its preferred shares (called "MuniPreferred Shares" herein) from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on its Common Shareholders or its ability to achieve its investment objectives. The Fund presently anticipates that any MuniPreferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of MuniPreferred Shares by the Fund. Moody's and S&P receive fees in connection with their ratings issuances.

                      INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

Investment in Municipal Bonds

     Portfolio Investments

     Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in a portfolio of municipal bonds that (i) pay interest that is exempt from regular federal and Massachusetts income taxes and from the federal alternative minimum tax applicable to individuals and (ii) are covered by insurance guaranteeing the timely payment of principal and interest thereon. This insurance does not protect the market value of portfolio holdings or the net asset value of the Fund.



     During the Invest-up Period, the Fund may invest in Out of State Bonds, provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Bonds.


     The Fund also may invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (ii) other municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated by all NRSROs that rate the bond within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch), or bonds that are unrated but judged to be of comparable quality by Nuveen Advisory.


     Under normal circumstances, and except for the temporary investments described below, the Fund (i) expects to be fully invested (at least 95% of its assets) in municipal bonds that pay interest that is exempt from regular federal and Massachusetts income taxes and (ii) will not invest in AMT Bonds.

     Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

     A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.


     Each insured municipal bond that the Fund holds will either be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund and/or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Fund ("Portfolio Insurance"). The Fund, as non-fundamental policies that can be changed by the Board of Trustees, (A) will buy Portfolio Insurance from insurers whose claims-paying ability Moody's rates "Aaa" or S&P or Fitch rates "AAA," and (B) will maintain at least 80% of its total Managed Assets in municipal bonds covered by insurance from insurers with a claims-paying ability rated, at the time of the bond's purchase, "Aaa" by Moody's or "AAA" by S&P or Fitch.


     Information about the primary municipal bond insurers with whom the Fund intends to maintain specific insurance policies for particular municipal bonds or policies of Portfolio Insurance is set forth in Appendix C hereto.

     The Fund may at all times invest up to 20% of its net assets in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to municipal bonds that have been (1) advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

     The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in Nuveen Advisory's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable and up to 10% of its net assets in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

     Nuveen Advisory seeks to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that it believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond is consistent with the value of similar bonds. Municipal bonds of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value.


     Likewise, the Fund may deviate from its normal investment practices and invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities of an issuer of municipal bonds that the Fund already owns for the purpose of acquiring control of that issuer when Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment.


     Also included within the general category of municipal bonds described in the Fund's Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.



     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.


     The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years.


Additional Information on Municipal Bond Insurance

     Original Issue Insurance. If interest or principal on a municipal bond is due, but the issuer fails to pay it, the insurer will make payments in the amount due to the fiscal agent no later than one business day after the insurer has been notified of the issuer's nonpayment. The fiscal agent will pay the amount due to the Fund after the fiscal agent receives evidence of the Fund's right to receive payment of the principal and/or interest, and evidence that all of the rights of payment due shall thereupon vest in the insurer. When the insurer pays the Fund the payment due from the issuer, the insurer will succeed to the Fund's rights to that payment.

     Portfolio Insurance. Each portfolio insurance policy will be noncancellable and will remain in effect so long as the Fund is in existence, the Fund continues to own the municipal bonds covered by the policy, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional bonds the Fund buys after the effective date of the notice. The Fund's Board of Trustees will generally reserve the right to terminate each policy upon seven day's written notice to an insurer if it determines that the cost of the policy is not reasonable in relation to the value of the insurance to the Fund.

Short-Term Investments

     Short-Term Taxable Fixed Income Securities

     For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
     (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

          (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Fund's investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Advisory will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

     Short-Term Tax-Exempt Fixed Income Securities

     Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

     While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Hedging Strategies

     The Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.


     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of the Fund's net assets. The Fund will invest in these instruments only in markets believed by Nuveen Advisory to be active and sufficiently liquid. The Fund does not intend to use derivatives to increase leverage or to enhance current income. Successful implementation of most hedging strategies would generate taxable income. For further information regarding these investment strategies and risks presented thereby, see Appendix D to this Statement of Additional Information.


Factors Pertaining to Massachusetts

     Factors pertaining to Massachusetts are set forth in Appendix E.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

Illiquid Securities

     The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); and repurchase agreements with maturities in excess of seven days.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate.

Portfolio Trading and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

     Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal bonds with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years.

Other Investment Companies

     The Fund may invest in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Fund's Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

When-Issued and Delayed Delivery Transactions

     The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase municipal bonds on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.


Miscellaneous Investments

     The Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize its existing investment in such issuer. Investment in such securities would result in a portion of your dividend being subject to regular federal and Massachusetts income taxes.


Repurchase Agreements

     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between Common Shares and MuniPreferred Shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Nuveen Advisory, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds


     The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and may be more speculative than such securities. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

                            MANAGEMENT OF THE FUND

Trustees and Officers


     The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


     Name, Birthdate        Positions and                   Principal Occupations                   Number of
     ---------------        -------------                   ---------------------                   ---------
       and Address         Offices with the              Including Other Directorships           Portfolios in
       -----------         ----------------              -----------------------------           -------------
                            Fund and Year                   During Past Five Years                Fund Complex
                            -------------                   ----------------------                ------------
                            First Elected                                                          Overseen by
                            -------------                                                          -----------
                            or Appointed                                                             Trustee
                            ------------                                                             -------
Trustee who is an interested person of the Fund:
-----------------------------------------------

Timothy R. Schwertfeger*  Chairman of the       Chairman and Director (since 1996) of The                 135
3/28/49                    Board and Trustee    John Nuveen Company, Nuveen Investments, Nuveen
333 West Wacker Drive      2002                 Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                               Advisory Corp.; prior thereto, Executive Vice
                                                President and Director of The John Nuveen
                                                Company and Nuveen Investments; Director (since
                                                1992) and Chairman (since 1996) of Nuveen
                                                Advisory Corp. and Nuveen Institutional
                                                Advisory Corp.; Chairman and Director (since
                                                1997) of Nuveen Asset Management Inc.;
                                                Director (since 1996) of Institutional Capital
                                                Corporation; Chairman and Director (since 1999)
                                                of

* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory.

     Name, Birthdate        Positions and                    Principal Occupations                 Number of
     ---------------        -------------                    ---------------------                 ---------
       and Address         Offices with the              Including Other Directorships           Portfolios in
       -----------         ----------------              -----------------------------           -------------
                            Fund and Year                   During Past Five Years                Fund Complex
                            -------------                   ----------------------                ------------
                            First Elected                                                          Overseen by
                            -------------                                                          -----------
                            or Appointed                                                             Trustee
                            ------------                                                             -------
                                                Rittenhouse Financial Services Inc.; Chief
                                                Executive Officer (since 1999) of Nuveen
                                                Senior Loan Asset Management Inc.


Trustees who are not interested persons of the Fund:
---------------------------------------------------

Robert P. Bremner               Trustee         Private Investor and Management Consultant.            117
8/22/40                          2002
3725 Huntington Street,
  N.W.
Washington, D.C. 20015

Lawrence H. Brown               Trustee         Retired (August 1989) as Senior Vice President         117
7/29/34                          2002           of The Northern Trust Company.
201 Michigan Avenue
Highwood, IL 60040

Anne E. Impellizzeri            Trustee         Retired, formerly, Executive Director (since           117
1/26/33                          2002           1998) of Manitoga (Center for Russel Wright's
3 West 29th Street                              Design with Nature); formerly, President and
New York, NY 10001                              Executive Officer of Blanton-Peale Institutes
                                                Chief of Religion and Health (since 1990); prior
                                                thereto, Vice President, Metropolitan Life
                                                Insurance Co.

Peter R. Sawers                 Trustee         Adjunct Professor of Business and Economics,           117
4/3/33                           2002           University of Dubuque, Iowa; formerly
22 The Landmark                                 (1991-2000) Adjunct Professor, Lake Forest
Northfield, IL 60093                            Graduate School of Management, Lake Forest,
                                                Illinois; prior thereto, Executive Director,
                                                Towers Perrin Australia, a management consulting
                                                firm; Chartered Financial Analyst; Certified
                                                Management Consultant.

William J. Schneider            Trustee         Senior Partner and Chief Operating Officer,            117
9/24/44                          2002           Miller-Valentine Group, Vice President,
4000 Miller-Valentine Ct.                       Miller-Valentine Realty, a development and
P. O. Box 744                                   contract company; Chair, Miami Valley Hospital;
Dayton, OH 45401                                Chair, Miami Valley Economic Development
                                                Coalition; formerly, Member, Community Advisory
                                                Board, National City Bank, Dayton, Ohio and
                                                Business Advisory Council, Cleveland Federal
                                                Reserve Bank.

Judith M. Stockdale             Trustee         Executive Director, Gaylord and Dorothy                117
12/29/47                         2002           Donnelley Foundation (since 1994); prior
35 E. Wacker Drive                              thereto, Executive Director, Great Lakes
Suite 2600                                      Protection Fund (from 1990 to 1994).
Chicago, IL 60601


     Name, Birthdate        Positions and                    Principal Occupations                  Number of
     ---------------        -------------                ----------------------------               ---------
       and Address         Offices with the              Including Other Directorships           Portfolios in
       -----------         ----------------              -----------------------------           -------------
                            Fund and Year                   During Past Five Years                Fund Complex
                            -------------                   ----------------------                ------------
                            First Elected                                                          Overseen by
                            -------------                                                          -----------
                            or Appointed                                                             Officer
                            ------------                                                             -------

Officers of the Fund:
--------------------
Gifford R. Zimmerman      Chief Administrative  Managing Director (since 2002), Assistant              135
9/9/56                     Officer              Secretary and Associate General Counsel,
333 W. Wacker Drive        2002                 formerly, Vice President and Assistant General
Chicago, IL 60606                               Counsel of Nuveen Investments; Managing
                                                Director (since 2002), General Counsel and
                                                Assistant Secretary, formerly, Vice President
                                                of Nuveen Advisory Corp. and Nuveen Institutional
                                                Advisory Corp.;  Managing Director (since 2002),
                                                Assistant Secretary, formerly, Vice President
                                                (since 1999) of Nuveen Senior Loan Asset Management Inc.;
                                                Managing Director (since 2002), Assistant Secretary
                                                and Associate General Counsel, formerly, Vice President
                                                (since 2000), of Nuveen Asset Management Inc.;
                                                Vice President and Assistant Secretary of The John
                                                Nuveen Company (since 1994); Chartered Financial Analyst.

Michael T. Atkinson       Vice President and    Vice President (since January 2002), formerly,         135
2/3/66                     Assistant Secretary  Assistant Vice President (since 2000),
333 W. Wacker Drive        2002                 previously, Associate of Nuveen Investments.
Chicago, IL  60606

Paul L. Brennan           Vice President        Vice President (since January 2002), formerly,         130
11/10/66                   2002                 Assistant Vice President (since 1997), of Nuveen
333 W. Wacker Drive                             Advisory Corp.; prior thereto, portfolio
Chicago, IL  60606                              manager of Flagship Financial Inc.;
                                                Chartered Financial Analyst and Certified
                                                Public Accountant.

Peter H. D'Arrigo         Vice President and    Vice President of Nuveen Investments (since            135
11/28/67                   Treasurer            1999), prior thereto, Assistant Vice
333 W. Wacker Drive        2002                 President (from 1997); Vice President and
Chicago, IL  60606                              Treasurer (since 1999) of Nuveen Senior Loan
                                                Asset Management Inc.; Chartered Financial
                                                Analyst.

Susan M. DeSanto          Vice President        Vice President of Nuveen Advisory Corp. (since         135
9/8/54                     2002                 2001); previously, Vice President of Van Kampen
333 W. Wacker Drive                             Investment Advisory Corp. (since 1998); prior
Chicago, IL  60606                              thereto, Assistant Vice President of Van Kampen
                                                Investment Advisory Corp. (since 1994).

Jessica R. Droeger        Vice President and    Vice President (since January 2002) and                135
9/24/64                    Secretary            Assistant General Counsel (since 1998);
333 W. Wacker Drive        2002                 formerly, Assistant Vice President (since
Chicago, IL  60606                              1998) of Nuveen Investments; Vice President
                                                (since May 2002), formerly Assistant Vice
                                                President and Assistant Secretary (since 1998)
                                                of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; prior
                                                thereto, Associate at the law firm D'Ancona
                                                Partners LLC.

Lorna C. Ferguson         Vice President        Vice President of Nuveen Investments; Vice             135
10/24/45                   2002                 President (since 1998) of Nuveen
333 W. Wacker Drive                             Advisory Corp. and Nuveen Institutional
Chicago, IL  60606                              Advisory Corp.

William M. Fitzgerald     Vice President        Managing Director (since 2002) of Nuveen               135
3/2/64                     2002                 Investments; Managing Director (since 2001),
333 W. Wacker Drive                             formerly Vice President of Nuveen Advisory Corp.
Chicago, IL  60606                              and Nuveen Institutional Advisory Corp. (since
                                                1995); Chartered Financial Analyst.

Stephen D. Foy            Vice President and    Vice President of Nuveen Investments and               135
5/31/54                    Controller           The John Nuveen Company; Vice President
333 W. Wacker Drive        2002                 (since 1999) of Nuveen Senior Loan Management
Chicago, IL  60606                              Inc.; Certified Public Accountant.

J. Thomas Futrell         Vice President        Vice President of Nuveen Advisory Corp.;               130
7/5/55                     2002                 Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

     Name, Birthdate        Positions and                   Principal Occupations                  Number of
     ---------------        -------------                   ---------------------                  ---------
       and Address         Offices with the              Including Other Directorships           Portfolios in
       -----------         ----------------              -----------------------------           -------------
                            Fund and Year                   During Past Five Years                Fund Complex
                            -------------                   ----------------------                ------------
                            First Elected                                                          Overseen by
                            -------------                                                          -----------
                            or Appointed                                                             Officer
                            ------------                                                             -------
Richard A. Huber            Vice President      Vice President of Nuveen Institutional Advisory        130
3/26/63                         2002            Corp. (since 1998) and Nuveen Advisory
333 W. Wacker Drive                             Corp. (since 1997); prior thereto, Vice
Chicago, IL 60606                               President and Portfolio Manager of Flagship
                                                Financial, Inc.

Steven J. Krupa             Vice President      Vice President of Nuveen Advisory Corp.                130
8/21/57                         2002
333 W. Wacker Drive
Chicago, IL 60606

David J. Lamb               Vice President      Vice President (since 2000) of Nuveen                  135
3/22/63                         2002            Investments, previously Assistant Vice
333 W. Wacker Drive                             President (since 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments; Certified
                                                Public Accountant.

Tina M. Lazar               Vice President      Vice President (since 1999), previously,               135
8/27/61                         2002            Assistant Vice President (since 1993) of
333 W. Wacker Drive                             Nuveen Investments.
Chicago, IL 60606

Larry W. Martin           Vice President and    Vice President, Assistant Secretary and                135
7/27/51                   Assistant Secretary   Assistant General Counsel of Nuveen
333 W. Wacker Drive             2002            Investments; Vice President and  Assistant
Chicago, IL 60606                               Secretary of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Assistant
                                                Secretary of The John Nuveen Company and (since
                                                1997) Nuveen Asset Management Inc.;
                                                Vice President and Assistant Secretary (since
                                                1999) of Nuveen Senior Loan Asset
                                                Management Inc.

Edward F. Neild, IV         Vice President      Managing Director (since 2002) of Nuveen               135
7/7/65                          2002            Investments; Managing Director (since 1997),
333 W. Wacker Drive                             formerly Vice President (since 1996) of Nuveen
Chicago, IL 60606                               Advisory Corp. and Nuveen Institutional Advisory
                                                Corp.; Chartered Financial Analyst.

Thomas J. O'Shaughnessy     Vice President      Vice President (since January 2002),                   130
9/4/60                          2002            formerly, Assistant Vice President (since 1998),
333 W. Wacker Drive                             of Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                               portfolio manager.

     Name, Birthdate        Positions and                   Principal Occupations                  Number of
     ---------------        -------------                   ---------------------                  ---------
       and Address         Offices with the              Including Other Directorships           Portfolios in
       -----------         ----------------              -----------------------------           -------------
                            Fund and Year                   During Past Five Years                Fund Complex
                            -------------                   ----------------------                ------------
                            First Elected                                                          Overseen by
                            -------------                                                          -----------
                            or Appointed                                                             Officer
                            ------------                                                             -------
Thomas C. Spalding        Vice President        Vice President of Nuveen Advisory Corp. and            130
7/31/51                    2002                 Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                             Financial Analyst.
Chicago, IL 60606


     The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the valuation committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee met once prior to the commencement of the Fund's operations.

     Peter R. Sawers and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William J. Schneider, Chair, Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Peter R. Sawers and Judith M. Stockdale.

     The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Anne E. Impellizzeri, Chair, Robert P. Bremner, Lawrence H. Brown, Peter R. Sawers, William J. Schneider and Judith M. Stockdale.

     The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, and Lawrence H. Brown.

     The valuation committee oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the valuation committee are Judith M. Stockdale and Lawrence H. Brown.

     The trustees of the Fund are also directors or trustees, as the case may be, of 30 Nuveen open-end funds and 87 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 18 Nuveen open-end and closed-end funds advised by Nuveen Institutional Advisory Corp. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

     The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any MuniPreferred Shares are outstanding at that time, in which event holders of MuniPreferred Shares, voting as a separate class, will elect two trustees and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. Holders of MuniPreferred Shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - MuniPreferred Shares - Voting Rights."

     The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2001:


                                                      Aggregate Dollar Range of
                                                       Equity Securities in All
                                                        Registered Investment
                          Dollar Range of Equity        Companies Overseen by
                            Securities in the           Trustee in Family of
    Name of Trustee               Fund                  Investment Companies
    ---------------       ----------------------      -------------------------
Robert P. Bremner                     $   0             over $100,000
-------------------------------------------------------------------------------
Lawrence H. Brown                     $   0             over $100,000
-------------------------------------------------------------------------------
Anne E. Impellizzeri                  $   0             over $100,000
-------------------------------------------------------------------------------
Peter R. Sawers                       $   0             over $100,000
-------------------------------------------------------------------------------
William J. Schneider                  $   0             over $100,000
-------------------------------------------------------------------------------
Timothy R. Schwertfeger               $   0             over $100,000
-------------------------------------------------------------------------------
Judith M. Stockdale                   $   0             over $100,000
-------------------------------------------------------------------------------


     No trustee who is not an interested person of the Fund owns beneficially or of record, any security of Nuveen Advisory, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory or Nuveen.


     The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.

                                                                Amount of Total
                      Estimated Aggregate  Total Compensation  Compensation that
                       Compensation From     from Fund and         Has Been
   Name of Trustee       the Fund*           Fund Complex**        Deferred
   ---------------     ------------------  ------------------  -----------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert P. Bremner            $74                $ 72,500            $ 8,280
--------------------------------------------------------------------------------
Lawrence H. Brown            $76                $ 78,500            $     0
--------------------------------------------------------------------------------
Anne E. Impellizzeri         $74                $ 72,500            $55,200
--------------------------------------------------------------------------------
Peter R. Sawers              $74                $ 73,000            $54,788
--------------------------------------------------------------------------------
William J. Schneider         $74                $ 72,500            $55,200
--------------------------------------------------------------------------------
Judith M. Stockdale          $74                $ 72,500            $13,800
--------------------------------------------------------------------------------

--------------------

     * Based on the estimated compensation to be earned by the independent trustees for the period from inception through the end of the Fund's first full fiscal year for services to the Fund.

     **Based on the compensation paid to the trustees for the one year period ending 12/31/01 for services to the open-end and closed-end funds advised by Nuveen Advisory.

     The Fund has no employees. Its officers are compensated by Nuveen Advisory or an affiliate, or The John Nuveen Company.


                              INVESTMENT ADVISER

     Nuveen Advisory acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by Nuveen Advisory, see "Management of the Fund" in the Fund's Prospectus.


     Nuveen Advisory is a wholly owned subsidiary of The John Nuveen Company. Founded in 1898, The John Nuveen Company brings over a century of expertise to the municipal bond market. According to data from Thomson Wealth Management, Nuveen is the leading sponsor of exchange-traded municipal bond funds as measured by number of funds (92) and fund assets under management ($33 billion) as of September 30, 2002. Overall, The John Nuveen Company and its affiliates had over $83 billion in assets under management or surveillance as of September 30, 2002. The John Nuveen Company is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

     Nuveen Investments, a unit of The John Nuveen Company, provides investment management services for advisors serving high-net-worth and institutional clients. The Company today markets its capabilities--which include tax-free investing, separately managed accounts and market neutral alternative investment portfolios--under four distinct brands: Nuveen, NWQ, Rittenhouse, and Symphony. The John Nuveen Company and its affiliates have approximately $77 billion of assets under management. The John Nuveen Company, an affiliate of The St. Paul Companies (NYSE:SPC), is listed on The New York Stock Exchange and trades under the symbol "JNC."

     Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

Average Daily Managed Assets                                     Management Fee
----------------------------                                     --------------
Up to $125 million                                                    .6500%
$125 million to $250 million                                          .6375%
$250 million to $500 million                                          .6250%
$500 million to $1 billion                                            .6125%
$1 billion to $2 billion                                              .6000%
$2 billion and over                                                   .5750%

     If the Fund utilizes leverage through the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's total assets (including the amount obtained from leverage), the management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:


Net Assets Attributable to Common Shares                          Management Fee
----------------------------------------                          --------------
Up to $125 million.............................................      1.0000%
$125 million to $250 million...................................       .9808%
$250 million to $500 million...................................       .9615%
$500 million to $1 billion.....................................       .9423%
$1 billion to $2 billion.......................................       .9231%
$2 billion and over............................................       .8846%


     In addition to the fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Advisory), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing MuniPreferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.


     For the first eight full years of the Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:



                         Percentage                             Percentage
                         Reimbursed                             Reimbursed
      Year Ending    (as a percentage of     Year Ending   (as a percentage of
      November 30      Managed Assets)       November 30    Managed Assets)
      -----------    -------------------     -----------   -------------------
         2002(1)             .32%               2008              .24%
         2003                .32%               2009              .16%
         2004                .32%               2010              .08%
         2005                .32%
         2006                .32%
         2007                .32%

-----------------------


     (1) From the commencement of operations.


     Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2010.

     Unless earlier terminated as described below, the Fund's investment management agreement with Nuveen Advisory (the "management agreement") will remain in effect until ______, 2003. The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Advisory upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The management agreement has been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreement are fair and reasonable and that the agreement is in the Fund's best interests. The independent trustees believe that the management agreement will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of Nuveen Advisory and its affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.


     In evaluating the investment management agreement, the independent trustees reviewed materials furnished by Nuveen Advisory at the annual advisory contract renewal meeting held in April, 2002, including information regarding Nuveen Advisory, its affiliates and its personnel, operations and financial condition. The independent trustees also reviewed, among other things, the nature and quality of services to be provided by Nuveen Advisory, the proposed fees to be charged by Nuveen Advisory for investment management services, the profitability to Nuveen Advisory of its relationships with the Fund, fall-out benefits to Nuveen Advisory from that relationship, economies of scale achieved by Nuveen Advisory, the experience of the investment advisory and other personnel providing services to the Fund, the historical quality of the services provided by Nuveen Advisory and comparative fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers, and other factors that the independent trustees deemed relevant. The independent trustees discussed with representatives of Nuveen Advisory the Fund's operations and Nuveen Advisory's ability to provide advisory and other services to the Fund.



     The Fund, Nuveen Advisory, Nuveen, Salomon Smith Barney Inc., and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Nuveen fund portfolio manager, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, Nuveen Advisory and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                             PORTFOLIO TRANSACTIONS

     Nuveen Advisory is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

     The Fund expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. On occasion, the Fund may clear portfolio transactions through Nuveen. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

     Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                 DISTRIBUTIONS

     As described in the Fund's Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding MuniPreferred Shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and MuniPreferred Shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of MuniPreferred Shares on the distributions made by a Fund to Common Shareholders, see the Fund's Prospectus under "MuniPreferred Shares and Leverage."

     While any MuniPreferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the MuniPreferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding MuniPreferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                             DESCRIPTION OF SHARES

Common Shares

     The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of MuniPreferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to such distributions. See "MuniPreferred Shares" below.


     The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "MuniPreferred Shares and Leverage" and "The Fund's Investments--Municipal Bonds."

MuniPreferred Shares

     The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.


     The Fund's Board of Trustees has indicated its intention to authorize an offering of MuniPreferred Shares (representing approximately 35% of the Fund's capital immediately after the time the MuniPreferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. The Board has stated that the initial series of MuniPreferred Shares would pay cumulative dividends at rates determined weekly by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees of the Fund has indicated that the liquidation preference, preference on distribution, voting rights and redemption provisions of the MuniPreferred Shares will be as stated below.


     Limited Issuance of MuniPreferred Shares. Under the 1940 Act, the Fund could issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the MuniPreferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus, the liquidation value of the MuniPreferred Shares is expected to be approximately 35% of the value of the Fund's total net assets. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep that fraction below one-half.

     Distribution Preference. The MuniPreferred Shares have complete priority over the Common Shares as to distribution of assets.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of MuniPreferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. In connection with any issuance of MuniPreferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that MuniPreferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

     In connection with the election of the Fund's trustees, holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding MuniPreferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the Fund's outstanding MuniPreferred Shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things, (1) take certain actions which would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the MuniPreferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of MuniPreferred Shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and MuniPreferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to the Fund's MuniPreferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     Redemption, Purchase and Sale of MuniPreferred Shares by the Fund. The terms of the MuniPreferred Shares provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase MuniPreferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of MuniPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

     The discussion above describes the Fund's Board of Trustees' present intention with respect to an offering of MuniPreferred Shares. The terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or
(5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote only by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.


     The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

     The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Fund's MuniPreferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued MuniPreferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding MuniPreferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.


     Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange,(c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.


     Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all MuniPreferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the American Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.


     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when MuniPreferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Concentration Risk" and "Risks--Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                  TAX MATTERS

Federal Income Tax Matters

     The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.


     The Fund has elected and intends to qualify under Subchapter M of the Code for tax treatment as a regulated investment company and to satisfy certain conditions which will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of the Fund, to qualify as "exempt- interest dividends" when distributed to the Fund's shareholders. In order to qualify for tax treatment as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year with respect to "net investment income" (i.e., its "investment company taxable income," as that term is defined in the Code, determined without reference to the deduction for dividends paid) and "net capital gain" (i.e., the excess of the Fund's net long-term capital gain over its net short-term capital loss), provided that it distributes at least 90% of the sum of (i) its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than net capital gain and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The

Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


     The Fund intends to qualify to pay "exempt-interest dividends" by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt- interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to Common Shareholders are excluded from gross income for federal income tax purposes, although they are required to be reported on the Common Shareholders' federal income tax returns. Gain from the sale or redemption of Common Shares, however, will be taxable to the Common Shareholders as capital gain (provided such Common Shares were held as capital assets) even though the increase in value of such Common Shares is attributable to tax-exempt interest income. In addition, gain realized by the Fund from the disposition of a tax-exempt municipal obligation that was purchased at a price less than the principal amount of the bond will be taxable to the Fund's shareholders as ordinary income to the extent of accrued market discount. Under the Code, interest on indebtedness incurred or continued to purchase or carry Common Shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by Common Shareholders for federal income tax purposes. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax and may have other collateral tax consequences. See "Investment Policies and Techniques." Different alternative minimum tax rules apply to individuals and to corporations. Among other things, interest on all municipal bonds is taken into account to determine whether a corporation is subject to the alternative minimum tax. Taxpayers that may be subject to the alternative minimum tax should consult their advisers before investing in Common Shares.


     Distributions by the Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gain realized by the Fund, if any, will be taxable to Common Shareholders as ordinary income whether received in cash or additional shares. Any net long-term capital gain realized by the Fund and distributed to Common Shareholders in cash or additional shares will be taxable to Common Shareholders as long-term capital gain regardless of the length of time investors have owned shares of the Fund. Taxable distributions will not be eligible for the dividends received deduction allowed to corporations. Distributions by the Fund to Common Shareholders that do not constitute ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the Common Shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.


     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate dividends paid with respect to its Common Shares and its MuniPreferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares for a taxable year will be equal to the portion of total Fund dividends received by such class with respect to such taxable year. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of MuniPreferred Shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.


     If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

     The sale or exchange of Common Shares normally will result in capital gain or loss to the Common Shareholders who hold their Common Shares as capital assets. However, any loss on the sale or exchange of a Common Share that has been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such Common Share. Generally, a Common Shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of Common Shares before holding them for more than six months, however, any loss on the sale or other disposition of such Common Shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder (or amounts credited to the Common Shareholder as an undistributed capital gain) with respect to such Common Shares. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) with respect to securities is taxed at a maximum rate of 20%, while short-term capital gain and other ordinary income is taxed at a maximum rate of 38.6% in 2002 and 2003, 37.6% in 2004 and 2005, and 35% thereafter until 2011, when the maximum rate on ordinary income will revert to 39.6% unless amended by Congress. The maximum long-term capital gain rate is 18% for capital assets that are held for more than five years and the holding periods of which begin after December 31, 2000. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing Common Shares cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales charge pursuant to a reinvestment right. Any disregarded portion of such charge will result in an increase in the Common Shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of Common Shares to the extent that if the Common Shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the Common Shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements, and consequently it is anticipated that it generally will not be required to pay the excise tax.


     If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its Common Shareholders would be taxable to Common Shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.


     The Fund is required in certain circumstances to withhold a percentage of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification numbers (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. The backup withholding percentage will be 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress. Backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's federal income tax liability.


     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its Common Shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its Common Shareholders.

State Tax Matters

         Tax matters pertaining to Massachusetts are set forth in Appendix E.

                                    EXPERTS



     The Financial Statements of the Fund as of             , 2002, appearing in
this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund.



                                    CUSTODIAN

     The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services.


                            ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                        REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholder
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund

                                   [TO COME]

         NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
                              FINANCIAL STATEMENTS

         Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
                       Statement of Assets and Liabilities

                                   [TO COME]

                                   APPENDIX A

Ratings of Investments


Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

      1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
      2.  Nature of and provisions of the obligation; and
      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA

     An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A

     An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB

     An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, And C

     Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB

     An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B

     An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC

     An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC

     An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     . Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     . Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa Bonds which are rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated `Aa' are judged to be of high quality by all standards. Together with the `Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in `Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in `Aaa' securities.

A Bonds which are rated `A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated `Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated `Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated `Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Con. (...):  Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Loans

MIG 1/VMIG 1  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

     --  Leading market positions in well-established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.


     Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:


Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.


`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                  APPENDIX B

                        TAXABLE EQUIVALENT YIELD TABLES


     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields assuming the stated marginal federal tax rates for 2002 listed below:


Taxable Equivalent of Tax-Free Yields

Tax Free Yields

Tax Rate       4.00%        4.50%       5.00%       5.50%      6.00%      6.50%
-------------------------------------------------------------------------------
  10.00%       4.44%        5.00%       5.56%       6.11%      6.67%      7.22%
  15.00%       4.71%        5.29%       5.88%       6.47%      7.06%      7.65%
  27.00%       5.48%        6.16%       6.85%       7.53%      8.22%      8.90%
  30.00%       5.71%        6.43%       7.14%       7.86%      8.57%      9.29%
  35.00%       6.15%        6.92%       7.69%       8.46%      9.23%     10.00%
  38.60%       6.51%        7.33%       8.14%       8.96%      9.77%     10.59%

                                  MASSACHUSETTS


     The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under combined federal and Massachusetts tax rates, using published 2002 marginal federal tax rates and marginal Massachusetts tax rates currently available and scheduled to be in effect.

 Single Return       Joint Return       Federal        State      Combined
    Bracket             Bracket         Tax Rate     Tax Rate*    Tax Rate*
---------------     ---------------     --------     --------     --------
   $0-6,000            $0-12,000         10.00%        5.30%       14.80%
 6,000-27,950        12,000-46,700       15.00%        5.30%       19.50%
27,950-67,700       46,700-112,850       27.00%        5.30%       30.90%
67,700-141,250      112,850-171,950      30.00%        5.30%       33.70%
141,250-307,050     171,950-307,050      35.00%        5.30%       38.40%
 Over 307,050        Over 307,050        38.60%        5.30%       41.90%


           4.00%     4.50%     5.00%     5.50%     6.00%     6.50%
           -----     -----     -----     -----     -----     -----
           4.69%     5.28%     5.87%     6.46%     7.04%     7.63%
           4.97%     5.59%     6.21%     6.83%     7.45%     8.07%
           5.79%     6.51%     7.24%     7.96%     8.68%     9.41%
           6.03%     6.79%     7.54%     8.30%     9.05%     9.80%
           6.49%     7.31%     8.12%     8.93%     9.74%    10.55%
           6.88%     7.75%     8.61%     9.47%    10.33%    11.19%

     * The Massachusetts state tax rate shown is the rate at which interest is taxed. Certain other types of income are taxed at other rates. The combined state and federal tax rates shown reflect the fact that state tax payments are currently deductible for federal tax purposes. In addition, please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. The numbers in the Combined Tax Rate Column are rounded to the nearest one-tenth of one percent.

                                  APPENDIX C

                            DESCRIPTION OF INSURERS

     Set forth below is information about the various municipal bond insurers with whom the Fund intends to maintain specific insurance policies for particular municipal bonds or policies of portfolio insurance. The information in this Appendix is based on information supplied by the insurers, and the Fund cannot verify its accuracy and completeness.

AMBAC ASSURANCE CORPORATION ("AMBAC ASSURANCE")


Payment Pursuant to Financial Guaranty Insurance Policy

Ambac Assurance has made a commitment to issue a financial guaranty insurance policy (the "Financial Guaranty Insurance Policy") relating to the bonds effective as of the date of issuance of the bonds. Under the terms of the Financial Guaranty Insurance Policy, Ambac Assurance will pay to The Bank of New York, in New York, New York or any successor thereto (the "Insurance Trustee") that portion of the principal of and interest on the bonds which shall become Due for Payment but shall be unpaid by reason of Nonpayment by the Obligor (as such terms are defined in the Financial Guaranty Insurance Policy). Ambac Assurance will make such payments to the Insurance Trustee on the later of the date on which such principal and interest becomes Due for Payment or within one business day following the date on which Ambac Assurance shall have received notice of Nonpayment from the Trustee/Paying Agent. The insurance will extend for the term of the bonds and, once issued, cannot be canceled by Ambac Assurance.

     The Financial Guaranty Insurance Policy will insure payment only on stated maturity dates and on mandatory sinking fund installment dates, in the case of principal, and on stated dates for payment, in the case of interest. If the bonds become subject to mandatory redemption and insufficient funds are available for redemption of all outstanding bonds, Ambac Assurance will remain obligated to pay principal of and interest on outstanding bonds on the originally scheduled interest and principal payment dates including mandatory sinking fund redemption dates. In the event of any acceleration of the principal of the bonds, the insured payments will be made at such times and in such amounts as would have been made had there not been an acceleration.

     In the event the Bond Registrar has notice that any payment of principal of or interest on a bond which has become Due for Payment and which is made to a Holder by or on behalf of the Obligor has been deemed a preferential transfer and theretofore recovered from its registered owner pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such registered owner will be entitled to payment from Ambac Assurance to the extent of such recovery if sufficient funds are not otherwise available.

     The Financial Guaranty Insurance Policy does not insure any risk other than Nonpayment, as defined in the Policy. Specifically, the Financial Guaranty Insurance Policy does not cover:

          1. payment on acceleration, as a result of a call for redemption (other than mandatory sinking fund redemption) or as a result of any other advancement of maturity.

          2. payment of any redemption, prepayment or acceleration premium.

          3. nonpayment of principal or interest caused by the insolvency or negligence of any Trustee or Paying Agent, if any.

     If it becomes necessary to call upon the Financial Guaranty Insurance Policy, payment of principal requires surrender of bonds to the Insurance Trustee together with an appropriate instrument of assignment so as to permit ownership of such bonds to be registered in the name of Ambac Assurance to the extent of the payment under the Financial Guaranty Insurance Policy. Payment of interest pursuant to the Financial Guaranty Insurance Policy requires proof of Holder entitlement to interest payments and an appropriate assignment of the Holder's right to payment to Ambac Assurance.

     Upon payment of the insurance benefits, Ambac Assurance will become the owner of the bond, appurtenant coupon, if any, or right to payment of principal or interest on such bond and will be fully subrogated to the surrendering Holder's rights to payment.

Ambac Assurance

     Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $5,587,000,000 (unaudited) and statutory capital of approximately $3,453,000,000 (unaudited) as of June
30, 2002. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Credit Markets Services, a division of The McGraw-Hill Companies, Moody's Investors Service and Fitch, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance. Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation to Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the bonds.


     Ambac Assurance makes no representation regarding the bonds or the advisability of investing in the bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and Statement of Additional Information, other than the information supplied by Ambac Assurance and presented under this heading "Ambac Assurance Corporation."


Available Information

     The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). These reports, proxy statements and other information may be inspected and copied at the SEC's public reference facilities at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC, including the Company. In addition, the aforementioned material may also be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005.

     Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.




FINANCIAL SECURITY ASSURANCE INC. ("FINANCIAL SECURITY")


Bond Insurance Policy
---------------------

     Concurrently with the issuance of the bonds, Financial Security Assurance Inc. ("Financial Security") will issue its Municipal Bond Insurance Policy for the bonds (the "Policy"). The Policy guarantees the scheduled payment of principal of and interest on the bonds when due.

     The Policy is not covered by any insurance security or guaranty fund established under New York, California, Connecticut or Florida insurance law.

Financial Security Assurance Inc.
---------------------------------

     Financial Security is a New York domiciled insurance company and a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation. Dexia, S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security.


     At June 30, 2002, Financial Security's total policyholders' surplus and contingency reserves were approximately $1,710,044,000 and its total unearned premium reserve was approximately $898,579,000 in accordance with statutory accounting principles. At June 30, 2002, Financial Security's total shareholders' equity was approximately $1,817,013,000 and its total net unearned premium reserve was approximately $744,499,000 in accordance with generally accepted accounting principles.

     The financial statements included as exhibits to the annual and quarterly reports filed by Holdings with the Securities and Exchange Commission are hereby incorporated herein by reference. Also incorporated herein by reference are any such financial statements so filed from the date of this Statement of Additional Information until the termination of the offering of the bonds. Copies of materials incorporated by reference will be provided upon request to Financial Security Assurance Inc.: 350 Park Avenue, New York, New York 10022, Attention:
Communications Department (telephone (212) 826-0100).

     The policy does not protect investors against changes in market value of the bonds, which market value may be impaired as a result of changes in prevailing interest rates, changes in applicable ratings or other causes. Financial Security makes no representation regarding the bonds or the advisability of investing in the bonds. Financial Security makes no representation regarding the Prospectus or Statement of Additional Information, nor has it participated in the preparation thereof, except that Financial Security has provided to the Fund the information presented under this caption for inclusion in the Statement of Additional Information.

MBIA INSURANCE CORPORATION ("MBIA")

The MBIA Insurance Corporation Insurance Policy

     The following information has been furnished by MBIA Insurance Corporation ("MBIA") for use in this Statement of Additional Information.

     MBIA's policy unconditionally and irrevocably guarantees the full and complete payment required to be made by or on behalf of the Issuer to the Paying Agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by an advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the bonds as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by MBIA's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration); and (ii) the reimbursement of any such payment which is subsequently recovered from any owner of the bonds pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to such owner within the meaning of any applicable bankruptcy law
(a "Preference").

     MBIA's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any bonds. MBIA's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments on the purchase price of bonds upon tender by an owner thereof; or (iv) any Preference relating to (i) through (iii) above. MBIA's policy also does not insure against nonpayment of principal of or interest on the bonds resulting from the insolvency, negligence or any other act or omission of the Paying Agent or any other paying agent for the bonds.

     Upon receipt of telephonic or telegraphic notice, such notice subsequently confirmed in writing by registered or certified mail, or upon receipt of written notice by registered or certified mail, by MBIA from the Paying Agent or any owner of a bond the payment of an insured amount for which is then due, that such required payment has not been made, MBIA on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such bonds or presentment of such other proof of ownership of the bonds, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due to the bonds as are paid by MBIA, and appropriate instruments to effect the appointment of MBIA as agent for such owners of the bonds in any legal proceeding related to payment of insured amounts on the bonds, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to such owners or the Paying Agent payment of the insured amounts due on such bonds, less any amount held by the Paying Agent for the payment of such insured amounts and legally available therefor.

MBIA

     MBIA Insurance Corporation ("MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has three branches, one in the Republic of France, one in the Republic of Singapore and one in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by MBIA, changes in control and transactions among affiliates. Additionally, MBIA is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

     MBIA does not accept any responsibility for the accuracy or completeness of this Prospectus or Statement of Additional Information or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the policy and MBIA set forth under the heading "MBIA Insurance Corporation". Additionally, MBIA makes no representation regarding the bonds or the advisability of investing in the bonds.

     The Financial Guarantee Insurance Policies are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

MBIA Information


     The Company files annual, quarterly and special reports, information statements and other information with the SEC under File No. 1-9583. Copies of the SEC filings (including (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and, (2) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002), are available (i) over the Internet at the SEC's web site at http://www.sec.gov; (ii) at the SEC's public reference room in Washington D.C.; (iii) over the Internet at the Company's web site at http:///www.mbia.com; and (iv) at no cost, upon request to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

     As of December 31, 2001, MBIA had admitted assets of $8.5 billion (audited), total liabilities of $5.6 billion (audited), and total capital and surplus of $2.9 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulaltory authorities. As of June 30, 2002, MBIA had admitted assets of $8.7 billion (unaudited), total liabilities of $5.7 billion (unaudited), and total capital and surplus of $3.0 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

Financial Strength Ratings of MBIA

     Moody's Investors Service, Inc. rates the financial strength of MBIA "Aaa."

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. rates the financial strength of MBIA "AAA."

     Fitch Ratings. rates the financial strength of MBIA "AAA."

     Each rating of MBIA should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

     The above ratings are not recommendations to buy, sell or hold the bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the bonds. MBIA does not guaranty the market price of the bonds nor does it guaranty that the ratings on the bonds will not be revised or withdrawn.

FINANCIAL GUARANTY INSURANCE COMPANY ("FINANCIAL GUARANTY")

     Concurrently with the issuance of the Bonds, Financial Guaranty Insurance Company ("Financial Guaranty") will issue its Municipal Bond New Issue Insurance Policy (the "Policy") for the Bonds described in the Policy (as used under this heading, the "Bonds"). The Policy unconditionally guarantees the payment of that portion of the principal or accreted value (if applicable) of and interest on the Bonds which has become due for payment, but shall be unpaid by reason of nonpayment by the issuer of the Bonds (the "Issuer"). Financial Guaranty will make such payments to State Street Bank and Trust Company, N.A., or its successor as its agent (the "Fiscal Agent"), on the later of the date on which such principal, accreted value or interest (as applicable) is due or on the business day next following the day on which Financial Guaranty shall have received telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from an owner of Bonds or the Paying Agent of the nonpayment of such amount by the Issuer. The Fiscal Agent will disburse such amount due on any Bond to its owner upon receipt by the Fiscal Agent of evidence satisfactory to the Fiscal Agent of the owner's right to receive payment of the principal, accreted value or interest (as applicable) due for payment and evidence, including any appropriate instruments of assignment, that all of such owner's rights to payment of such principal, accreted value or interest (as applicable) shall be vested in Financial Guaranty. The term "nonpayment" in respect of a Bond includes any payment of principal, accreted value or interest (as applicable) made to an owner of a Bond which has been recovered from such owner pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

     The Policy is non-cancellable and the premium will be fully paid at the time of delivery of the Bonds. The Policy covers failure to pay principal or accreted value (if applicable) of the Bonds on their respective stated maturity dates or dates on which the same shall have been duly called for mandatory sinking fund redemption, and not on any other date on which the Bonds may have been otherwise called for redemption, accelerated or advanced in maturity, and covers the failure to pay an installment of interest on the stated date for its payment.

     Generally, in connection with its insurance of an issue of municipal securities, Financial Guaranty requires, among other things, (i) that it be granted the power to exercise any rights granted to the holders of such securities upon the occurrence of an event of default, without the consent of such holders, and that such holders may not exercise such rights without Financial Guaranty's consent, in each case so long as Financial Guaranty has not failed to comply with its payment obligations under its insurance policy; and
(ii) that any amendment or supplement to or other modification of the principal legal documents be subject to Financial Guaranty's consent. The specific rights, if any, granted to Financial Guaranty in connection with its insurance of the Bonds are set forth in the prospectus. Reference should be made as well to such description for a discussion of the circumstances, if any, under which the Fund will provide additional or substitute credit enhancement, and related matters.

     The Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law or by the Florida Insurance Guaranty Association (Florida Insurance Code, (S)(S) 631.50 et seq.).

     Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General

Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 2002, the total capital and surplus of Financial Guaranty was approximately $1.03 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 125 Park Avenue, New York, New York 10017, Attention: Communications Department (telephone number:
212-312-3000) or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau (telephone number: 212-480-5187).

RATINGS

     The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

     An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

     The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

     S&P's and Moody's ratings are not recommendations to buy, sell or hold the municipal bonds insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty.

     S&P's ratings of AMBAC Assurance, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's and S&P.

                                   APPENDIX D

                          HEDGING STRATEGIES AND RISKS

     Set forth below is additional information regarding the various defensive hedging techniques.

Futures and Index Transactions

 Financial Futures

     A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase of financial futures is for the purpose of hedging the Fund's existing or anticipated holdings of long-term debt securities. When the Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

     The sale of financial futures is for the purpose of hedging the Fund's existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

     Among the risks associated with the use of financial futures by the Fund as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

     Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

     The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

 Options on Financial Futures

     The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

 Index Futures

     A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

 Index Options

     The Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

                                   APPENDIX E

                       FACTORS PERTAINING TO MASSACHUSETTS

Except to the extent the Massachusetts Fund invests in temporary investments, the Fund will invest substantially all of its net assets in Massachusetts municipal bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal bonds. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "Commonwealth"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts bonds in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

In 1987 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. From 1992 to 1997, growth rates in Massachusetts and New England tracked the U.S. growth rate quite closely. In 1999 and 2000, the economies of both the Commonwealth and the region grew at a faster pace than that of the nation as a whole. However, both the U.S. and Massachusetts experienced slower growth in 2000 than in 1999. Over the last decade, growth of the Massachusetts economy has averaged 3.8%, while New England and the nation have experienced average growth of 3.3% and 3.5%, respectively. The Massachusetts economy is the largest in New England, making up an average of 47.6% of New England's total Gross Product and an average of 2.7% of the nation's economy over the past decade.

The Massachusetts services sector, with 36.9% of the non-agricultural work force in May 2002, is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.1%), government employment (13.2%) and manufacturing (12.2%). Between 1988 and 1992, total employment in Massachusetts declined 10.7%. The construction, manufacturing, and trade sectors experienced the greatest decreases during this time, with more modest declines taking place in the government and finance, insurance and real estate ("FIRE") sectors. The economic recovery that began in 1993 was accompanied by increased employment levels; and between 1994 and 1997, total employment levels in Massachusetts increased at yearly rates greater than 2.0%. In 2001, employment levels in all but two industries increased or remained constant. The most rapid growth in 2001 came in the construction sector and the FIRE sector, which grew at rates of 5.8% and 1.9%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 0.3% in 2001. However, preliminary data show total non-agricultural employment declining 1.3% from May 2001 to May 2002, with declines in the manufacturing, transportation and public utilities, services, wholesale and retail trade and government employment sectors.

The Massachusetts economy is fairly concentrated in the eastern portion of the state, particularly in the metropolitan Boston area. Of the 13 Fortune 500 companies headquartered in the Commonwealth in 1999, 11 were located in the metropolitan Boston region. While many of the communities in the eastern portion of the Commonwealth benefited from the economic growth over the past decade, several areas outside the metropolitan Boston region have not participated as fully and continue to be hampered by higher employment, lower per capita income and stagnant property values.

FISCAL MATTERS

Budgeted Operating Funds

The Commonwealth's operating fund structure satisfies the requirements of state finance law and is in accordance with the generally accepted accounting principles ("GAAP"), as defined by the Government Accounting Standards Board. The General Fund and those special revenue funds which are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the "budgeted operating funds" of the Commonwealth. They do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited. The three principal budgeted operating funds are the General Fund, the Highway Fund and the Local Aid Fund. Expenditures from these three funds generally account for approximately 93% of total expenditures of the budgeted operating funds.

The Commonwealth's budgeted operating funds for fiscal 1998, 1999, 2000 and 2001 showed an excess (deficiency) of revenues and other sources over expenditures and other uses of $798 million, ($80) million, $173 million and $726 million and positive fund balances of $2.192 billion, $2.112 billion, $2.285 billion and $3.011 billion, respectively. Over the same period, budgeted expenditures and other uses were approximately $19.002 billion for fiscal 1998, $20.245 billion for fiscal 1999, $22.414 billion for fiscal 2000 and $22.141 for fiscal 2001.

The fiscal 2002 budget is based on numerous spending and revenue estimates the achievement of which cannot be assured. The Executive Office of Administration and Finance estimates fiscal 2002 budgeted expenditures and other uses will total approximately

$22.831 billion, while budgeted revenues and other sources will total approximately $22.663 billion, representing a deficiency of $1.221 billion.

Commonwealth Revenues

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 2001 on a GAAP basis, approximately 68.0% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately 21.9% of such revenues, with the remaining 10.1% provided from departmental revenues and transfers from non-budgeted funds.

State Taxes

The major components of state taxes are the income tax, which is projected to account for approximately 56% of total tax revenues in fiscal 2002, the sales and use tax, which is projected to account for approximately 25%, and the corporations and other business and excise taxes (including taxes on insurance, financial institution and public utility corporations), which are projected to account for approximately 8%. Other tax and excise sources are projected to account for the remaining 11% of total fiscal 2002 tax revenues.


The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% is applied to most types of income, effective on January 1, 2002, and is scheduled to be reduced to 5% on January 1, 2003 and thereafter. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%. For tax years beginning before May 1, 2002, the tax rates on gains from the sale of capital assets owned more than one year range from 5% to 0%. For tax years beginning on or after May 1, 2002, the tax rate on gains from the sale of capital assets owned more than one year is 5.3%, which rate is scheduled to fall to 5.0% for tax years beginning after 2002. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.


Prior to January 1, 1999, a different rate was applied to "Part A" income (generally, interest and dividends) and "Part B" income (generally, "earned" income from employment, professions, trades, businesses, rents and royalties). The rate on Part A income was 12% prior to January 1, 1999; it was reduced to 5.95% as of January 1, 1999 and as of January 1, 2000 is the same as the rate on Part B income. The rate on Part B income was 5.95% prior to January 1, 2000, when it was reduced to 5.85%. The rate on Part B income was reduced to 5.6% on January 1, 2001 by virtue of the approval of an initiative petition by Massachusetts voters on November 7, 2000, which also provided for the further reductions described above in 2002 and 2003. The Department of Revenue estimates that the rate changes contained in the initiative petition reduced fiscal 2001 revenues by approximately $145 million, and estimates that it will reduce fiscal 2002 revenues by $470 million and fiscal 2003 revenues by $925 million. The annualized value of the reduction, once fully effective in fiscal 2004, is estimated to be approximately $1.220 billion.

A voter initiative petition that has qualified for the November 2002 ballot would abolish the Commonwealth's personal income tax commencing July 1, 2003. Passage of this initiative petition, absent repeal or modification by legislation, would have a substantial material adverse effect on state revenues. See "--Initiative Petitions."

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local government units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

Tax revenues in fiscal 1997 through fiscal 2001 were lower than the limit set by Chapter 62F and the Commonwealth's Executive Office of Administration and Finance currently estimates that state tax revenues in fiscal 2002 will not reach such limit. For fiscal 2001, as calculated by the State Auditor pursuant to Chapter 62F, net state tax revenues were approximately $16.8 billion and allowable state tax revenues were approximately $18.3 billion.

Local Aid

Property Tax Limits

In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2-1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2-1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2-1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2-1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2-1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 2001, the aggregate property tax levy grew from $3.346 billion to $7.520 billion, representing an increase of approximately 124.7%. By contrast, according to federal Bureau of Labor Statistics, the consumer price index for all urban consumers in Boston grew during the same period by approximately 108.5%.

Many communities have responded to the limitation imposed by Proposition 2-1/2 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) which permit communities to exceed the limits of Proposition 2-1/2. Override activity steadily increased throughout the 1980's before peaking in fiscal 1991 and decreasing thereafter. In fiscal 2001, 36 communities had successful override referenda which added an aggregate of $20.5 million to their level limits. In fiscal 2001, the impact of successful override referenda going back as far as fiscal 1993, was to raise the levy limits of 134 communities by approximately $97.4 million. Although Proposition 2-1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns. In addition to overrides, Proposition 2-1/2 allows a community, through voter approval, to assess taxes in excess of its levy limit for the payment of certain capital projects (capital outlay expenditure exclusions) and for the payment of specified debt service costs (debt exclusions). Capital exclusions were passed by 13 communities in fiscal 2001 and totaled approximately $3.5 million. In fiscal 2001, the impact of successful debt exclusion votes going back as far as fiscal 1993, was to raise the levy limits of 272 communities by approximately $1.342 billion.

Commonwealth Financial Support for Local Governments

The Commonwealth makes substantial payments to its cities, towns and regional school districts (called "Local Aid") to mitigate the impact of local property tax limits such as Proposition 2 1/2 on local programs and services. In fiscal 2002, approximately 22.8% of the Commonwealth's budget was allocated to direct Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry sheet" prepared by the Department of Revenue, excluding certain pension funds and nonappropriated funds.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation established a fiscal 1993 state spending base of approximately $1.288 billion for local education purposes and required annual increases in state expenditures for such purposes above that base, subject to appropriation, estimated to be approximately $3.213 billion in fiscal 2002. All of the budgets in fiscal 1994 through fiscal 2002 have fully funded the requirements imposed by this legislation.

Another component of general revenue sharing, the Lottery and Additional Assistance programs, provides unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction, and police education incentives.

In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for Massachusetts Bay Transportation Authority assistance and debt service, pensions for teachers, housing subsidies and the costs of courts and district attorneys that formerly had been paid by the counties. Beginning July 1, 2000, Commonwealth support for the Massachusetts Bay Transportation Authority takes the form of dedicated tax revenues.

Initiative Law

A statute adopted by voter initiative petition at the November 1990 statewide election regulates the distribution of Local Aid to cities and towns. As enacted in 1992 and subsequently amended, this statute requires that, subject to annual appropriation, no less than 40% of collections from personal income taxes, corporate excise taxes and lottery fund proceeds and 32% of collections from sales and use taxes be distributed to cities and towns. By its terms, the formula would have provided for a substantial increase in direct Local Aid in fiscal 1992 and subsequent years. Nonetheless, Local Aid payments remain subject to annual appropriation by the Legislature, and the appropriations for Local Aid since the enactment of the initiative law have not met the levels set forth in the initiative law.

Commonwealth Capital Spending

The Commonwealth finances capital expenditures from a variety of sources, including general obligation bonds and special obligation (gas tax and convention center) bonds issued by the state and federal reimbursements. As a result of the Central Artery/Ted Williams Tunnel Project, certain additional funding sources have been developed, including specified contributions from independent authorities and the issuance of federal grant anticipation notes to be repaid from future federal reimbursements. In addition, at the end of the last four fiscal years, the Commonwealth has set aside surplus operating revenues to supplement capital spending.

Five-Year Capital Spending Plan

Since fiscal 1992 the Executive Office for Administration and Finance has maintained a five-year capital spending plan, including an annual administrative limit on the amount of capital spending to be financed by bonds issued by the state. In fiscal 1992 the annual limit was set at approximately $825 million. During fiscal 1995 the limit was raised to approximately $900 million, during fiscal 1998 to approximately $1.0 billion and to $1.2 billion for fiscal 2002. Actual bond-financed capital expenditures during fiscal 1997, 1998, 1999, 2000 and 2001 were approximately $955 million, $1.0 billion, $1.0 billion, $999 million and $1.0 billion, respectively. The fiscal 1999 figure does not include approximately $26 million of bond-funded expenditures not counted against the annual limit because of their relationship to a debt defeasance transaction. Capital spending for fiscal years 2002 through 2006 to be financed from debt issued by the state is forecast at $6 billion, which is significantly below legislatively authorized capital spending levels. The five-year capital plan contemplates that the projected level of Commonwealth capital spending will leverage approximately $2.287 billion in federal highway funding. Due to the size and complexity of the Commonwealth's capital program and other factors, the timing and amount of actual capital expenditures and debt issuances over the period will likely vary from the annual spending amounts contained in the five-year capital spending plan.

Central Artery/Ted Williams Tunnel Project

General. The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel Project (the "CA/T Project"), a major construction project that is part of the completion of the federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north.

On July 24, 2002 the CA/T Project announced the results of its annual cost/schedule update ("CSU 9"). The CA/T Project projected that its budget would remain at $14.625 billion (consistent with its March 2002 announcement, though representing an increase over the $14.475 billion estimate included in the October 2001 finance plan described below). CSU 9 also reported that I-90 is scheduled to open in November 2002, with a possible delay extending until December 2002, I-93 northbound is scheduled to open in December 2002, with a possible delay extending until January 2003, and the initial opening of I-93 southbound is scheduled for December 2003, with a possible delay extending until January 2004. Substantial completion is estimated to be in February 2005, with a possible delay extending until March 2005. The CSU 9 contingency account is budgeted at $334.9 million, the management contingency account is budgeted at $294 million and the CEO contingency account is budgeted at $40.9 million. As of July 24, 2002, construction was 81% complete.

On July 26, 2002, the Federal Highway Administration announced the results of their annual budget review of the CA/T Project. The Federal Highway Administration estimates the total cost of the project to be $14.46 billion. The Massachusetts State Auditor has also recently issued an interim report concluding that the CSU 9 projected budget of $14.625 billion is overstated by approximately $88 million.

The magnitude of the CA/T Project has resulted in the realignment of certain transportation assets in the Commonwealth and the development of additional financing mechanisms to support its completion, including payments from the Massachusetts Turnpike Authority (the "Turnpike Authority") and the Massachusetts Port Authority (the "Port Authority") and state borrowings in anticipation of future federal highway reimbursements. The legislation authorizing the CA/T Project contemplates that the completed project will be owned and operated by the Turnpike Authority as part of the Metropolitan Highway System, which was established in conjunction with the project.

Federal Oversight. Increased federal oversight of the CA/T Project occurred in early 2000 following the February 1, 2000 announcement by project officials of substantially increased project cost estimates. A special task force of federal officials reported to the U. S. Secretary of Transportation on March 31, 2000 that senior management of the project had deliberately withheld information about cost overruns from the Federal Highway Administration and recommended a change in project leadership. The report was released on April 11, 2000, and upon receipt of the report, Governor Cellucci requested and received the resignation of the chairman of the Turnpike Authority and appointed a new chairman. By letter dated June 15, 2000, the Federal Highway Administration informed the Turnpike Authority that it had been designated a "high-risk grantee" with respect to activities related to the project and that such designation would remain in effect until the project's completion. According to the letter, the designation means that more detailed financial reports and additional project monitoring will be required on the project. On June 22, 2000, the Federal Highway Administration, the Executive Office of Transportation and Construction, the Turnpike Authority and the Massachusetts Highway Department signed a project partnership agreement setting out certain federal reporting and monitoring requirements for the project and stipulating that federal funding for the project will not exceed $8.549 billion, including $1.5 billion to pay the principal of federal grant anticipation notes.

On October 23, 2000 the President of the United States approved legislation providing that the U. S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals for the CA/T Project in each federal fiscal year unless the Secretary has approved the annual update of the project finance plan for that year and has determined that the Commonwealth is in full compliance with the June 22, 2000 project partnership agreement described above and is maintaining a balanced statewide transportation program, including spending at least $400 million each state fiscal year for construction activities and transportation projects other than the CA/T Project. (For fiscal 2002, such spending as of July 5, 2002 was approximately $405 million.) In addition, the legislation limits total federal funding to $8.549 billion, consistent with the project partnership agreement. Finally, the legislation ties future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. (This finding was made on June 13, 2002 with respect to the October 2001 finance plan discussed below.) Should any federal assistance be withheld from the project pursuant to such legislation, such funding would nonetheless be available to the Commonwealth for projects other than the CA/T Project. Moreover, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the CA/T Project.

Infrastructure Fund. The Central Artery and Statewide Road and Bridge Infrastructure Fund (the "Infrastructure Fund") was created by legislation in May 2000 to fund additional costs of the CA/T Project that had been announced in February 2000 and to fund the statewide road and bridge program to the extent of at least $100 million per year for fiscal 2001 through fiscal 2005. Including the $2.168 billion expected to be available for the CA/T Project, expenditures from the Infrastructure Fund are expected to total $2.668 billion through fiscal 2005. These amounts are expected to be provided by the issuance of Commonwealth bonds in the amount of $1.350 billion, the debt service on which is to be paid by motor vehicle license and registration fees dedicated to the fund, $231 million from license and registration fees not needed for debt service, $664 million from avoided debt service related to debt defeasance transactions, $200 million from the Turnpike Authority, $65 million from the Port Authority and $159 million from interest earnings through fiscal 2005 on balances in the fund itself. Of these amounts, $1 billion in Commonwealth bonds have already been issued and the payments from the Turnpike Authority and Port Authority have been made. In the October 2001 finance plan (described below) the Turnpike Authority proposed additional funding for the Infrastructure Fund to finance certain additional costs of the CA/T Project identified in that finance plan.

October 2001 Finance Plan. On August 31, 2001 the Turnpike Authority filed with the Federal Highway Administration a revised finance plan for the CA/T Project. The plan is dated October 1, 2001. It is based on a data cutoff as of March 31, 2001 and progress information as of June 30, 2001. The plan reflects the results of the Turnpike Authority's annual comprehensive budget review of the project. In the October 2001 finance plan the Turnpike Authority's total budget cost and contingent estimate for the project is increased from the $14.075 billion estimated in the October 2000 finance plan to $14.475 billion, principally to reflect additional anticipated construction costs and additional contingency. The October 2001 finance plan proposes that the $400 million of additional funding needed to meet the new cost estimate be provided by $175 million of interest earnings and available borrowings in the Infrastructure Fund that exceed prior estimates, $157 million of Commonwealth general obligation bond proceeds made available principally by providing alternative sources for capital spending on non-project roads and bridges, and $68 million from the sale of real estate owned by the Turnpike Authority. Legislative action would be required to access the Infrastructure Fund, and legislation is currently pending that would authorize $150 million of borrowing from the Infrastructure Fund.

Recent Developments. Tax receipts flowing into the federal highway trust fund, which are the source of federal funding for highway projects throughout the nation, are expected to drop in federal fiscal 2003, thereby reducing available federal funding for transportation projects. It is uncertain what the magnitude of this anticipated decrease in the level of federal highway aid to states will have on funding for projects in Massachusetts, including the CA/T Project.

The October 2001 finance plan includes in the funding sources for the CA/T Project a total of $365 million from the Port Authority (inclusive of the $65 million payment to the Infrastructure Fund described above), representing the purchase price to be paid by the Port Authority to the Commonwealth in exchange for the transfer to the Port Authority of certain roadway assets at Boston-Logan International Airport constructed or improved as part of the project. Approximately $160 million of the amount has already been paid by the Port Authority. The remaining amount of approximately $205 million is scheduled to be paid in one installment of approximately $105 million on December 31, 2002 and two installments of $50 million each on December 31, 2003 and December 31, 2004. The Port Authority intends to fund all of such payments through issuance of revenue bonds of the Port Authority. Because of the effects on the air travel industry of the terrorist attacks of September 11, 2001, the Port Authority has experienced significant reductions in air operations and revenues as well as increases in certain expenses at Boston-Logan International Airport. In response to these circumstances, the Port Authority has implemented a fiscal recovery plan, which includes reduced operating expenses and capital program commitments. While the duration of these circumstances cannot be known, the Port Authority has advised the Commonwealth that it does not expect to issue general revenue bonds or pay the December 2002 installment until the summer of 2003. The Commonwealth has agreed with the Port Authority to reschedule this installment. Pursuant to legislative authorization, the Commonwealth has already expended approximately $170 million of the remaining payments prior to their receipt and expects to issue bond anticipation notes to replace this cash pending receipt of payments from the Port Authority.

The October 2001 finance plan provides for $1.706 billion of the estimated project cost to be paid by the Turnpike Authority. Of that amount approximately $306 million in the aggregate remains to be paid in fiscal 2002, 2004 and 2005. On October 30, 2001 the Turnpike Authority board of directors voted to implement a toll increase at Turnpike Authority highway and tunnel facilities on July 1, 2002. The increase had been anticipated to become effective on or about January 1, 2002. The financial plans of the Turnpike Authority relating to the Metropolitan Highway System anticipate that a variety of presently planned expenditures subordinate to its debt service obligations on outstanding bonds in upcoming years, including all presently planned expenditures relating to the project, will be made from available fund balances. The delay of the implementation of the toll increase to July 1, 2002 will reduce the funds available to make these expenditures by approximately $30 million. Without the identification of additional revenues or funds or a reduction or rescheduling of presently planned expenditures, the Turnpike Authority currently projects a shortfall in funds available to pay presently planned expenditures subordinate to debt service beginning in fiscal 2004. Such projections are subject to ongoing revision.

In November 2001, the Turnpike Authority board instructed the staff to study possible alternative sources of revenues and funds and possible means of reducing or rescheduling the currently planned expenditures referred to in the preceding paragraph. On February 6, 2002, the Acting Governor removed two directors from the board, and the chairman of the board also resigned. Also on February 6, 2002, the Acting Governor appointed three new directors, one of whom will act as chairperson of the Turnpike Authority. Pending judicial review of the removal, the new board members other than the chairman have not been commissioned.

The Turnpike Authority initiated negotiations with its management consultant for the CA/T Project to modify the remaining four years of the existing five-year consulting contract on matters relating to performance and cost issues. The negotiations are ongoing at this time. No prediction can be made as to the outcome of the negotiations or the effect on the project.

On March 16, 2002, the CA/T Project received a claim on a contract for $91.6 million from Honeywell Technology Solutions, Inc. ("Honeywell"). In negotiations between Honeywell and the CA/T Project on the contract, Honeywell stated its intent not to continue to perform work on an accelerated basis as directed by the CA/T Project. Subsequently, as a result of continued negotiations, an agreement has been reached between the CA/T Project and Honeywell whereby Honeywell has agreed to continue accelerated work and meet a schedule coinciding with the CA/T Project's schedule. The Honeywell contract includes installation of systems necessary to open the roadway. If Honeywell fails to implement this agreement this may have an adverse impact on CA/T Project cost and schedule. In addition, like any other critical path contractor, if Honeywell were to abandon the contract altogether this may result in a substantial and material impact to CA/T Project cost and schedule. On August 14, 2002, the CA/T Project received a revised claim for a component of the original $91.6 million Honeywell claim, increasing the cost of that component from $12.7 million to $23.4 million.

On June 12, 2002 legislation authorizing an additional $150 million in Transportation Infrastructure Fund bonds was signed into law by the Acting Governor. This legislation secures the final funding outlined in the October 2001 finance plan for the CA/T Project. The October 2001 finance plan was approved by the Federal Highway Administration upon receipt of notification of the signed legislation, which notification was delivered on June 13, 2002. With the approval of the October 2001 finance plan, the CA/T Project is able to obligate federal funds.

On June 28, 2002, the Turnpike Authority board delivered notice of termination to the Chief Executive Officer pursuant to his employment contract. The termination became effective August 1, 2002. Prior to his termination, the Chief Executive Officer delegated all of his powers to the Chairman of the Turnpike Authority board.

The current weak economy and resolution of contractor claims, including so called global settlements, at amounts lower, and/or received later, than anticipated by contractors, among other factors, create cash flow and credit issues for affected CA/T Project contractors. Such financial difficulty could affect the ability of a contractor to complete CA/T Project contract work. If an affected contractor with significant critical path contract work toward an overall project completion milestone were to become insolvent, or otherwise fail to complete its contract work, it is possible that there would be a substantial and material impact on CA/T Project schedule and cost. The extent of such a material impact would depend on a number of factors that would have to be assessed on a case-by-case basis upon the occurrence of such an event.

Tobacco Settlement

On November 23, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth's and other states' litigation against the cigarette industry. Under the Agreement, the cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth's allocable share of the base amounts payable under the master settlement is approximately 4.04%. The Commonwealth has estimated its allocable share of the base amounts under the agreement over the next 25 years to be approximately $7.6 billion, without regard to any potential adjustments, reductions or offsets.

The Commonwealth was also awarded $414 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the years 2008 through 2017.

The amounts that might be payable, if any, by the Commonwealth for legal costs in relation to the tobacco litigation cannot be determined at this time. The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have filed a breach of contract claim regarding the fee agreement. See "Litigation."

During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth's tobacco settlement payments (other than payments for attorneys' fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For fiscal 2000 through 2004, the amounts to be available for such purposes were stipulated to be $91.2 million, $94 million, $96 million, $98 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the Master Settlement Agreement. The General Appropriation Act for fiscal 2002 changed this formula to 50% of amounts received in the settlement for fiscal 2002, 2003 and 2004. Beginning with fiscal 2005, 30% of the annual payments (not including any Strategic Contribution Fund Payments) and 30% of the earnings on the balance in the trust fund are to be available for such purposes. The Administration estimates that approximately $266.7 million of the settlement will be paid into the Health Care Security Trust in fiscal 2002, of which approximately $133.4 million will be made available for spending through the Tobacco Settlement Fund. The Administration also plans to spend in fiscal 2002 approximately $15.1 million from the Tobacco Settlement Fund that was retained from prior years.

On March 14, 2002, the Acting Governor proposed spending 100% of the 2003 annual tobacco settlement payment in fiscal 2003.

Debt Ratings

As of September 30, 2002, Moody's and Fitch maintained Aa2 and AA- ratings on the Commonwealth's general obligation debt, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of tax-exempt securities of other issuers located in the Commonwealth in which the Fund may invest. There can be no assurance that these ratings will continue.

In past years, the Commonwealth and certain of its public bodies and municipalities have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. The recurrence of such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts bonds in the Fund. Should there be during the term of the fund a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value or marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities including the Massachusetts bonds in the Fund and interest income to the Fund could be adversely affected.

Commonwealth Debt and Other Long-Term Liabilities

Types of Debt

The Commonwealth is authorized to issue three types of debt directly: general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Boston Convention and Exhibition Center fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

In addition, the Commonwealth is authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities. General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency and the Foxborough Industrial Development Financing Authority of 100% of the debt service of certain bonds issued by those authorities, as well as payments to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are not explicitly ties to debt service. Such liabilities constitute a pledge of the Commonwealth's credit for which a two-thirds vote of the Legislature is required. Budgetary contractual assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association, and other contractual agreements. Such liabilities do not constitute a pledge of the Commonwealth's debt. Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize.

As of July 1, 2002, the Commonwealth's total long-term debt and debt related to general obligation contract assistance liabilities were approximately $14.950 billion, consisting of approximately $12.445 billion of general obligation debt, $838 million of special obligation debt, $1.499 billion of federal grant anticipation notes and $168 million of debt related to general obligation contract assistance liabilities.

Debt Service

The growth of capital expenditures during the 1980's accounts for the significant rise in annual debt services expenditures since fiscal 1989. Debt service expenditures for fiscal 1999, fiscal 2000 and fiscal 2001 were $1.174 billion, $1.193 billion and $1.408 billion, respectively (excluding debt service on dedicated income tax bonds), and were projected to be $1.352 billion for fiscal 2002.

In January 1990, legislation was passed to impose a limit on debt service beginning in fiscal 1991, providing that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding certain types of bonds specified by statute). The percentage of total appropriations expended from the budgeted operating funds for debt service for fiscal 2001 was 6.1%, which was projected to decrease to 5.9% in fiscal 2002.

Certain Liabilities

Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate Local Aid to cities, towns, schools and other districts and transit authorities above current levels (see "--Local Aid"); and Medicaid expenditures which have increased each year since the program was initiated (from $3.398 billion in fiscal 1995 to $4.642 billion in fiscal 2001).

Commonwealth Pension Obligations

The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System.

The systems were originally established as "pay-as-you-go" systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1978 the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Prior to the establishment of the pension funding program described below, the Commonwealth appropriated approximately $680 million to the pension reserves during the mid-1980's, in addition to the pay-as-you-go pension costs during those years. Comprehensive pension funding legislation approved in January 1988 required the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth's accumulated unfunded liability to zero by June 30, 2028. The legislation was revised in July 1997 to require the amortization of such liabilities by June 30, 2018.

The legislation requires the Secretary of Administration and Finance to prepare a funding schedule that provides for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2018, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule is required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. The Secretary is also required to conduct experience investigations every six years. Funding schedules are to be filed with the Legislature triennially by March 1 and are subject to legislative approval. Under the pension legislation, if a schedule is not approved by the Legislature, payments are to be made in accordance with the most recently approved schedule; such payments must, however, at least equal the prior year's payments.

An actuarial valuation dated January 1, 2000 was released by the Public Employees Retirement Administration Commission (PERAC) on September 15, 2000. According to this valuation the total actuarial accrued liability was approximately $32.742 billion (comprised of $14.137 billion for state employees, $16.420 billion for state teachers, $1.381 for Boston teachers and $803 million for cost-of-living increases granted for local systems prior to July 1997). Assets were valued at a total of approximately $27.905 billion (comprised of $13.364 billion for state employees, $13.681 billion for state teachers, $860 million for Boston teachers and nil for cost-of-living increases). The total unfunded actuarial accrued liability per this valuation was approximately $4.837 billion (comprised of $773.4 million for state employees, $2.739 billion for state teachers, $521 million for Boston teachers and $803 million for cost-of-living increases). As used herein, "actuarial accrued liability" is the estimated present value of all benefits to be paid to existing pensioners and current employees less the present value of the future normal costs associated with such employees. The "unfunded" liability is the amount by which the actuarial accrued liability exceeded accumulated assets set aside therefor and represents the present value of the amount that would have to be contributed in the future in addition to normal costs in order for the liability to be fully funded. The actuarial assumptions used in the valuation study included future investment earnings of 8.25% per year, annual salary increases of 6% and annual cost-of-living increases for pensioners of 3% on the first $12,000 of benefits. The actuarial value of assets was determined by continuing the phase-in of the use of a five year average value rather than current market value, a process that had begun with the January 1, 1998 valuation study released on October 26, 1998; and assets were valued at 91% of market value.

In October and November 2000 PERAC released two six-year experience studies which were based on reviews of the state employees and teachers retirement systems for calendar years 1995 through 1999. The net effect of these recommendations was to increase the estimate of the Commonwealth's total actuarial accrued liability as of January 1, 2000 for the state employees' and teachers' retirement systems by approximately $740 million to approximately $33.482 billion (comprised of $14.171 billion for state employees, $17.044 billion for state teachers, $1.440 billion for Boston teachers and $827 million for cost-of-living increases).

On the basis of the January 1, 2000 valuation and the experience studies, the Secretary of Administration and Finance developed two new alternative estimates of unfunded actuarial accrued liability. Both estimates used the $33.482 billion estimate of total actuarial accrued liability developed by the experience studies, but they differed with respect to their assumptions of asset valuation. One valued assets at the same $27.905 billion utilized in the January 1, 2000 valuation study, reflecting a valuation of 91% of market value. It estimated total unfunded actuarial accrued liability at approximately $5.577 billion (comprised of $807 million for state employees, $3.363 billion for state teachers, $580 million for Boston teachers and $827 for cost-of-living increases). The other, utilizing a valuation of 89% of market value and thus valuing assets at approximately $27.292 billion, estimated total unfunded actuarial accrued liability to be approximately $6.190 billion (comprised of $1.100 billion of state employees, $3.664 for state teachers, $599 million for Boston teachers and $827 million for cost-of-living increases).

On March 1, 2001, the Secretary of Administration and Finance filed three alternative funding schedules with the Legislature, two of which were based on the foregoing alternative calculations of unfunded actuarial accrued liability. In addition, the funding schedules also assumed additional annual costs of $50 million estimated to be attributable to 2000 legislation that enhanced certain retirement benefits for teachers. (On December 12, 2001, PERAC subsequently reported a preliminary estimate of the impact of the teacher retirement legislation in fiscal 2001 to be $57.1 million.) On March 7, 2001, the House Committee on Ways and Means approved the proposed funding schedule that had been based on the valuation of 89% of market value, and which reflected total estimated unfunded actuarial accrued liability of approximately $6.190 billion.

The fiscal 2002 General Appropriation Act passed by the Legislature in November 2001 did not appropriate the amount provided in the funding schedule approved by the House Committee on Ways and Means on March 7, 2001 but instead appropriated for pension funding the amount of $912.4 million. In connection with the adoption of the fiscal 2002 budget, the House Ways and Means Committee also prescribed new pension funding amounts for fiscal 2003 and 2004 of, respectively, $926.1 million and $940.5 million. These revised amounts match the funding amounts scheduled for fiscal 2002 through 2004 in the alternative schedule submitted in March 2001 by the Secretary of Administration and Finance, as described above, which had utilized an asset valuation of 91% of market value and reflected total estimated unfunded actuarial accrued liability of $5.577 billion.

PERAC has prepared a new actuarial valuation of the total pension obligation dated January 1, 2001, which was released September 19, 2001. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $6.374 billion, including unfunded actuarial accrued liabilities of $1.248 billion for the State Employees' Retirement System, $3.779 billion for the State Teachers' Retirement System, $583 million for Boston Teachers and $764 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liability as of January 1, 2001 to be approximately $35.605 billion (comprised of $15.169 billion for state employees, $18.170 billion for state teachers, $1.502 billion for Boston teachers and $764 million for cost-of-living increases). Total assets were valued at approximately $29.230 billion, which reflected full phase-in of the five-year average valuation method and equaled 96.6% of market value.

The Acting Governor's fiscal 2003 budget proposal filed on January 23, 2002, recommended funding the Commonwealth's pension obligations in accordance with a schedule that incorporates the January 1, 2001 actuarial valuation and would extend amortization of the unfunded pension liability from June 30, 2018 to June 30, 2028. On March 1, 2002 the Secretary of Administration and Finance submitted to the Legislature a new funding schedule reflecting this proposal and reflecting the increased unfunded liability reported in the PERAC valuation released in September 2001. Pursuant to this schedule the pension funding appropriation for fiscal 2002 would be reduced to $778.4 million (as proposed by the Acting Governor in legislation filed in February 2002) and the pension funding appropriation for fiscal 2003 would be $796.1 million.

Medicaid

The Medicaid program provides health care to low-income children and families, low-income adults, the disabled, and the elderly. The program, which is administered by the Division of Medical Assistance (an agency within the Executive Office of Health and Human Services), receives 50% in federal reimbursement on most Medicaid expenditures.

Over a quarter of the Commonwealth's budget is slated for health care programs. In fiscal 2001, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It was the largest item in the Commonwealth's budget other than direct Local Aid and has been one of the fastest growing budget items. During fiscal 1997, 1998, 1999, 2000, and 2001 Medicaid expenditures were $3.456 billion, $3.666 billion, $3.856 billion, $4.270 billion and $4.642 billion, respectively. The average annual growth rate of Medicaid expenditures from fiscal 1997 to fiscal 2001 was 8.1%. However, during the period from 1997-2001, as a result of expansion in eligibility criteria and increasing enrollment, the number of members enrolled in Medicare grew 39%, from 687,000 to 955,000. Expenditures increased by 9.5% from fiscal 2000 to fiscal 2001. The Executive Office for Administration and Finance projects fiscal 2002 expenditures to be $5.259 billion, an increase of 13.3% over fiscal 2001. In recent years, Medicaid expenditures have consistently exceeded initial appropriation amounts. In fiscal 2001, $300 million was provided through supplemental appropriations to the Medicaid program.

Although the Division of Medical Assistance has implemented a number of savings and cost control initiatives, the large Medicaid expenditure increases experienced in recent years have been driven by increasing per capita costs, rising enrollment and increased use of health care services. Increasing per capita costs are attributable to the extensive reliance on community based long-term care by elderly and disabled individuals, an increase in the number of prescriptions filled and escalating costs of prescription drugs, and increasing hospital inpatient and outpatient use.

During the first six months of fiscal 2002, as the economy entered a recession, Medicaid enrollment growth was higher compared to fiscal 2001 enrollment growth during the same period. The number of Medicaid members increased by 3.1% during the first six months of fiscal 2002, compared to a 1.7% increase in members during the same period in fiscal 2001. Continued economic recession is expected to lead to accelerated Medicaid enrollment in fiscal 2002 and 2003.

Several factors are influencing the increasing costs of health care, including patient volume shifts, pharmacy prices and utilization, wage pressure and technological advances. In fiscal 2001, the Commonwealth spent over $170 million in rate increases to providers and supplemental financial assistance to distressed health care providers. Medicaid expenditures for nursing home care increased from $1.337 billion in fiscal 2000 to approximately $1.391 billion in fiscal 2001, and currently account for 29% of the Medicaid budget. In fiscal 2001, over 35,000 elderly and disabled citizens were cared for in nursing homes each month paid by Medicaid, at an annual cost per beneficiary of approximately $40,200. Medicaid patients account for over 70% of all nursing home patients in the Commonwealth. The Division of Medical Assistance has implemented measures to control the growth in nursing home expenditures. However, nursing home operators are seeking an additional $200 million from the Commonwealth to fully recover their costs. See "Litigation - Commonwealth Programs and Services" for more information about a legal claim brought by nursing homes seeking greater reimbursements by Medicaid.

In fiscal 2001, the Legislature mandated a study of Medicaid reimbursement rates paid to acute hospitals, non-acute hospitals and community health centers. This study concluded that the Commonwealth's reimbursement rates for acute hospitals cover approximately 70% of hospitals' costs. This finding may give support to providers' general view that Medicaid rates should be raised. Although this does not create any financial obligations, it may influence final policy decisions regarding rates in the future. The Commonwealth's reimbursement rates for most Medicaid providers are set by the Division of Health Care Finance and Policy, which establishes reimbursements based on an "efficient provider" standard, rather than establishing a cost-based reimbursement.

The federal Health Care Financing Administration (now Centers for Medicare and Medicaid Services) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's uncompensated care pool might violate federal regulations regarding impermissible taxes on health care providers. Since 1993, the Division of Medical Assistance has been seeking a federal waiver for the Commonwealth's assessment on acute care hospitals to fund the uncompensated care pool and believes that the assessment complies with the federal law pertaining to provider taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible provider tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. From 1993, when the first waiver request was submitted, through fiscal 2000, the Commonwealth received an estimated $1.068 billion in federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool. The Commonwealth continues to collect approximately $37 million per fiscal quarter for each quarter following fiscal 2000. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states, and resolution could take several years. No further action has been taken by federal authorities since June 2000 in regard to this matter.

Financial Results

Fiscal 2002

Commonwealth tax collections in fiscal 2002 were significantly less than those in fiscal 2001, resulting in reduced tax revenue estimates and budget adjustments. On April 15, 2002 the Acting Governor and legislative leaders announced an agreement to address the fiscal 2002 budget shortfall as then estimated. The April 15, 2002 plan was based on a fiscal 2002 consensus tax revenue estimate of $14.750 billion and a deficit then identified to be $689 million.

On May 8, 2002, the Acting Governor proposed supplemental appropriations in the amount of approximately $24.2 million to fund various deficiencies. The proposal included a $24 million transfer from the Massachusetts Bay Transportation Authority (MBTA) Infrastructure Renovation Fund to the General Fund. The proposal also included recommendations for funding for programs that would carry into fiscal 2003.

On May 17, 2002, the Acting Governor signed into law a bill that included approximately $371 million of supplemental appropriations and authorized the use of approximately $408 million in reserves to balance the fiscal 2002 budget. These reserves include $200 million from the Stabilization Fund, $115 million from pay-as-you-go capital funds, $56 million from the Caseload Mitigation Fund and $35 million from the Medical Security Trust. The legislation also extended the Commonwealth's pension funding schedule to 2023, and reduced the fiscal 2002 pension funding payment by $134 million. It also drew $60 million from the fiscal 2002 tobacco settlement and reduced the Capital Needs Investment Trust by $23 million in fiscal 2002. The legislation enacted on May 17, 2002 was intended to give effect to the April 15 agreement among the Acting Governor and legislative leaders. In addition to the legislation that was enacted on May 17, 2002, the agreement called for $40 million in savings resulting from management initiatives relating to the Commonwealth's debt and $24 million in unspecified savings, which would be identified through further review and negotiation.

Based on continuing tax revenue shortfalls, in May 2002 the Executive Office for Administration and Finance reduced the fiscal 2002 tax revenue estimate by an additional $470 million to $14.280 billion.

Cash Flow

On May 24, 2002 the State Treasurer and the Secretary of Administration and Finance released the most recent cash flow projection for fiscal 2002. The cash flow projection incorporated a tax revenue estimate of $14.350 billion. The projection showed a beginning balance for fiscal 2002 of $3.365 billion and an ending balance of $862.4 million. In both cases the balances included amounts available for capital purposes, but excluded amounts available in the Commonwealth's Stabilization Fund and certain other reserve funds. Of the $3.365 billion that was available at the beginning of fiscal 2002, roughly 65% or $2.206 billion represented segregated bond funds.

The Acting Governor submitted legislation intended to help balance the fiscal 2002 budget and to improve the Commonwealth's year-end cash position in June 2002. Legislation was enacted to increase bonding authority available to fund the remaining portion of an accumulated deficit related to MBTA forward-funding, to provide certain authorization necessary to claim available federal reimbursement related to the CA/T Project, and to authorize additional transfers from the Commonwealth's reserve funds.

The Commonwealth finished fiscal year 2002 with a June 30, 2002 cash balance of $2.01 billion. This included sequestered capital funds totaling $1.206 billion and an operating cash balance of $804 million. Prior to June 30, 2002, the Commonwealth transferred an additional $300 million from the Stabilization Fund into its operating funds pursuant to legislation that was approved by the Acting Governor on June 25, 2003. In addition to the capital and operating fund balances notes, the Commonwealth had available at year-end various reserve fund balances totaling approximately $1.6 billion, including $1.06 billion in the Commonwealth's Stabilization Fund.

Fiscal 2003

On April 15, 2002, the Acting Governor and legislative leaders reached a consensus on the fiscal 2003 tax revenue estimate of $14.716 billion. The Department of Revenue estimated that $684 million of sales tax revenue dedicated to the MBTA is included in this figure. On June 11, 2002, the Executive Office for Administration and Finance revised its fiscal 2003 tax revenue estimate downward to $14.175 billion, based on its forecast of lower growth in income and corporate tax revenue in fiscal 2003 than previously projected. In July 2002, the Executive Office for Administration and Finance again revised the tax revenue estimate downward to $14.116 billion.

On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimates would increase Commonwealth tax revenues by approximately $1.236 billion through increases in the cigarette tax, the tax on capital gains, elimination of the personal income tax charitable deduction, and increases in personal income tax exemptions. In addition, the fiscal 2003 General Appropriations Act increased certain fees, which would increase revenues by approximately $80 million. The tax increase legislation was vetoed by the Acting Governor, but the veto was overridden.

Also on July 19, 2002, the Legislature passed the conference budget. The Legislature's enacted budget was based on a tax revenue estimate of $14.116 billion, plus the $1.236 billion in estimated tax increases. Under the conference budget, $684 million of sales tax revenue would be dedicated to the MBTA. The conference budget directly appropriates $22.96 billion in fiscal 2003. This does not include approximately $350 million in Medicaid related health care spending that was moved off-budget. After accounting for this off-budget spending, the conference budget is $23.3 billion or 2% over estimated fiscal 2002 spending. On July 29, 2002, the Acting Governor vetoed approximately $355 million of spending from the conference budget.

The conference budget also utilized 100% of the fiscal 2003 annual tobacco settlement payment, which is estimated by the Executive Office for Administration and Finance to be approximately $290 million, as well as $917 million in reserves from the following sources: $790 million from the Stabilization Fund, $75 million from the Caseload Mitigation Fund, $32 million from the Ratepayer Parity Trust and $20 million from the Clean Elections Fund. The Acting Governor vetoed the transfer of $790 million from the Stabilization Fund to the General Fund and reduced the transfer to $550 million.

Initiative Petitions

Under the Massachusetts constitution, legislation may be enacted in the Commonwealth pursuant to a voter initiative process. Initiative petitions which have been certified by the Attorney General as to proper form and as to which the requisite number of voter signatures has been collected are submitted to the Legislature for consideration. If the Legislature fails to enact the measure into law as submitted, the petitioner may place the initiative on the ballot for the next statewide general election by collecting additional voter signatures. If approved by a majority of the voters at the general election, the petition becomes law 30 days after the date of the election. Initiative petitions approved by the voters do not constitute constitutional amendments and may be subsequently amended or repealed by the Legislature. In recent years, ballots at statewide general elections typically have presented a variety of initiative petitions, frequently including petitions relating to tax and fiscal policy. A number of these have been approved and become law.

Two voter initiative petitions for laws that the sponsors seek to have considered at the November 2002 general election were certified by the Secretary of State on December 20, 2001 as having received supporting signatures of 57,100 voters collected and filed by December 5, 2001. Both of the initiative petitions were certified by the Secretary of State as having received the required signatures of an additional 9.517 voters collected and filed by July 31, 2002. One of these petitions would abolish the state personal income tax commencing July 31, 2003. The other petition relates to bilingual education. Passage of the initiative petition abolishing the state personal income tax, absent repeal or modification by legislation, would have a substantial material adverse effect on state revenues. The two voter initiative petitions will appear on the ballot in November 2002.

LITIGATION

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General of the Commonwealth, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Commonwealth Programs and Services

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments. In June 1993, in an action challenging the Commonwealth's funding of public primary and secondary education systems on both federal and state constitutional grounds, Webby v. Dukakis (later known as McDuffy v. Robertson, and now known as Hancock v. Commissioner of Education, Supreme Judicial Court for Suffolk County No. 90-128), the Supreme Judicial Court ruled that the Massachusetts Constitution imposes an enforceable duty on the Commonwealth to provide public education for all children in the Commonwealth and that the Commonwealth was not at that time fulfilling this constitutional duty. However, the court also ruled that no then-present statutory enactment was to be declared unconstitutional. The court further ruled that the Legislature and the Governor were to determine the necessary response to satisfy the Commonwealth's constitutional duty, although a single justice of the court could retain jurisdiction to determine whether, within a reasonable time, appropriate legislative action had been taken. Comprehensive education reform legislation was approved by the Legislature and the Governor later in June 1993. On May 10, 1995, the plaintiffs filed a motion for further relief, arguing that the 1993 legislation did not provide sufficiently for public education and that its timetable was too slow. On December 22, 1999, plaintiffs filed a motion for further relief in which they argued that the Commonwealth has not complied with the requirements of the McDuffy decision, and in which they seek declaratory and injunctive relief. Defendants filed an opposition motion on January 31, 2000 arguing that the Commonwealth had met its obligations under McDuffy by taking appropriate steps within a reasonable time to implement education reform. The pleadings have been amended to add and drop parties. Discovery has commenced.

Challenges by residents of five state schools for the retarded in Ricci v. Murphy (U.S. District Court C.A. No 72-469-T) resulted in a consent decree in the 1970's which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986 leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provisions for individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

Rolland v. Cellucci (U.S. District Court C.A. No. 98-32208 KPN) is a class action by mentally retarded nursing home patients seeking community placements and services. The court approved a settlement agreement entered into by the parties which will provide certain benefits to nursing home residents with mental retardation and other developmental disabilities until 2007. The Department of Mental Retardation estimates that the agreement will cost approximately $5 million per fiscal year for seven years. In March 2001, the court found the defendants in noncompliance with the settlement agreement, and lifted the agreement's stay of litigation, concerning the provisions of services to nursing home residents. On May 3, 2002, the court ruled that the Commonwealth is obligated to provide "active treatment" to plaintiffs and required the Commonwealth to take certain steps within specified periods to comply with such obligation. Defendants have appealed the order of May 3, 2002.

In Ramos v. McIntire (Suffolk Superior Court No. 98-2154), plaintiffs allege that the Department of Transitional Assistance violated state and federal law, including the Americans with Disabilities Act, by failing to accommodate welfare recipients with learning disabilities in its Employment Service Program. The court has denied, without prejudice, plaintiffs' motions for class certification and injunctive relief. If the case remains limited to the two existing plaintiffs, potential liability will likely be under $50,000. However, if the Court at some point allows a motion for class certification, potential liability could increase to $33.5 million. The Court denied a renewed motion for class certification.

The Division of Medical Assistance is also engaged in several related lawsuits in which numerous hospitals seek injunctive and declaratory relief from DMA's implementation of its prepayment review program and its postpayment review program. The hospitals also seek damages consisting of the value of all claims for payment previously denied by DMA under these two review programs, where the basis for the denial was DMA's determination that the claims were not medically necessary. In Athol Memorial Hospital, et al. v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-2325-F), the plaintiffs seek injunctive and declaratory relief. In Baystate Medical Center v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-2115-E), the plaintiff seeks injunctive and declaratory relief and monetary damages. In Massachusetts Hospital Association, et al. v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-2324-E), the plaintiffs seek injunctive and declaratory relief. Salem Hospital v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-0750-C), is an alleged class action seeking declaratory relief and monetary damages. In the Baystate Medical case, the Court dismissed the claims under 42 U.S.C.(S) 1983 on December 16, 1999. In the Athol and Salem cases, the Court dismissed the claims under 42 U.S.C.(S) 1983 on December 29, 1999. In the Salem case, the Court denied the motion for class certification on December 29, 1999. In the Athol and Salem cases, the Court dismissed the claims for retroactive release. The remaining claims for declaratory and injunctive relief could prevent DMA from continuing to implement the prepayment and postpayment review programs under its new regulations. Since continued implementation of these programs would save the Division between $6 million and $11 million annually, DMA's expenditures would increase by that amount if it is barred from implementing these programs. In Athol Memorial Hospital et al. v. Warring, Supreme Judicial Court No. 8666 (consolidated cases), the Supreme Judicial Court ordered direct appellate review. On August 6, 2002, the Supreme Judicial Court held that the plaintiff hospitals, which had failed to exhaust their administrative remedies when their claims for Medicaid reimbursement were denied, could not later challenge the validity of the Division of Medical Assistance regulations via a breach of contract action.

Atlanticare Medical Center v. Commissioner of the Division of Medical Assistance, Appeals Court No. 01-P-1594. This case involves the Division of Medical Assistance's issuance of overpayment notices when the Division has paid provider claims and then identifies the presence of third party insurance. The Division recoups the payments and requires the providers to bill the third party insurer. After the insurer has processed the providers' claims for payment, the Division will pay the provider if the insurer denies the claim or will pay part of the claim if the insurer pays less than the amount the Division would pay in the absence of insurance. In this case, eight hospitals challenged the Division's authority to require the hospitals to bill the insurers, and instead wanted the Division to obtain the payment directly from the insurer. The Superior Court ruled that the Division's regulations violated federal law. The Division appealed. An adverse decision in the Appeals Court could cost the Division approximately $20 million each year in lost recoveries due to Medicare prohibitions on the Division billing providers and which, in any event, would be difficult for the Division to pursue without the detailed information providers have about each case.

Massachusetts Ambulance Association, Inc. v. Division of Medical Assistance, Suffolk Superior Court No. 00-1262-B. The plaintiff private ambulance companies allege that Medicaid's rates of reimbursement for ambulance services are unlawfully insufficient. The complaint included a confiscation claim for the period covering March 1, 1998, through the present that could, in theory, have established a loss to the Commonwealth of approximately $30 million. Other smaller claims could have added a few million more to the total potential liability. Both sides filed motions for summary judgment. The case has been settled on the following terms. Defendants have agreed to increase prospectively the rates paid to ambulance services under the Medicaid program. The rates will increase by approximately $15-18 million per year, with half of the amount of the increase to be reimbursed by the federal government. The settlement does not provide relief for prior years.

Boulet v. Cellucci (formerly Valerie Anderson v. Cellucci, U.S. District Court C.A. No. 99-10617-DPW), is a class action asserting that the Commonwealth has an obligation under the Medicaid Home and Community Based Services Waiver Program to provide group residences for adult mentally retarded individuals. The court approved a settlement agreement entered into by the parties that provides for additional annual funding of $22 million in 2002, $18 million in 2003, $15 million in 2004, $15 million in 2005 and $15 million in 2006.

Lopes v. Commonwealth (Suffolk Superior Court No. 01-1337-BLS) is a class action in which the plaintiffs seek to enjoin the Division of Medical Assistance from recovering Medicaid payments from the estates of people who died of smoking-related illnesses and to pay back such funds already recovered. The relief sought by plaintiffs would cost the Commonwealth more than $20 million. In September 2001, the Commonwealth filed a motion to dismiss the case. In February 2002, the Court allowed the Commonwealth's motion to dismiss.

Massachusetts Extended Care Federation et al. v. Division of Health Care Finance and Policy and Division of Medical Assistance, et al. A nursing home trade association along with eight individual nursing facilities have sued the Division of Medical Assistance and the Division of Health Care Finance and Policy seeking to preliminarily and permanently enjoin the existing Medicaid payment rates established for nursing facilities by the Division of Health Care Finance and Policy and to implement higher rates. Plaintiffs challenge several components of the nursing facility rate-setting regulation, including but not limited to the cost adjustment factor, the occupancy standard, standard payments for nursing, the Administrative & General allowance and the total payment adjustment. On February 11, 2002, a hearing on plaintiffs' motion for a preliminary injunction was held in Suffolk Superior Court. Following the hearing, the Court issued an order denying said motion, finding that the plaintiffs failed to show a risk of imminent, irreparable harm. The staff at the Division of Health Care Finance and Policy had estimated that if the plaintiffs were successful on all claims, the Commonwealth's liability could exceed $300 million annually, but that such an outcome would be unlikely on the merits of the claims. On July 31, 2002, the parties filed with the Court a Stipulation of Dismissal, without prejudice.

Environmental Matters

The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. United States v. Metropolitan District Commission (U.S. District Court C.A. No. 85-0489-MA). See also Conservation Law Foundation
v. Metropolitan District Commission (U.S. District Court No. 83-1614-MA). The Massachusetts Water Resources Authority (MWRA), successor in liability to the Metropolitan District Commission (MDC), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court's order, not including CSO costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. With CSO costs, the MWRA anticipates spending approximately $633 million after that date. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

Wellesley College is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. Such costs may reach $35 million. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $30 million. Subject to legislative appropriation, the Commonwealth will reimburse the College up to a maximum of $1.4 million once the Department of Environmental Protection determines that the clean up has been properly performed. The clean up of the reminder of Lake Waban, downstream areas and groundwater is not addressed under the current clean up plan, as the Department has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs.

Taxes And Revenues

There are several tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. Approximately $80 million in taxes and interest in the aggregate are at issue in several other cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

In General Mills, Inc. v. Commissioner of Revenue (Appellate Tax Board No. F223398), the taxpayer challenges a corporate excise tax, including the proper treatment of the sale of two of its subsidiaries. The total exposure to the Commonwealth, including tax, interest and penalties, is approximately $36 million. The Appellate Tax Board issued a decision awarding an abatement of $634,077. Cross-appeals by the taxpayer and the Commissioner of Revenue followed the issuance of the Appellate Tax Board's findings of fact and report.

In Tenneco, Inc. v. Commissioner of Revenue (Appellate Tax Board Nos. F162137-F162140), the taxpayer seeks $34.3 million in excise taxes and interest. On September 6, 2000, the Appellate Tax Board issued findings of fact and a report in support of its 1998 decision in favor of the Commissioner. On October 31, 2000, the taxpayer filed a notice of appeal.

In EG&G, Inc. v. Commissioner of Revenue (Appellate Tax Board Nos. F245459, F245460, F245461, F253131, F233126), the taxpayer seeks $21.2 million in excise taxes and interest.

Eminent Domain

In Spaulding Rehabilitation Hospital Corporation v. Massachusetts Highway Department (Suffolk Superior Court No. 95-4360C), the Spaulding Rehabilitation Hospital filed an action to enforce an agreement to acquire its property by eminent domain, in connection with the Central Artery/Ted Williams Tunnel project. On March 13, 1998, the Superior Court entered judgment for the Commonwealth dismissing the complaint. The plaintiff has appealed the Superior Court's dismissal of the complaint. In December 1999, the Spaulding Rehabilitation Hospital filed an eminent domain action concerning the same property. Spaulding Rehabilitation Hospital Corp. v. Commonwealth (Suffolk Superior Court No. 99-5733-E). Potential liability in this action could approach $35 million. In Boston & Maine Railroad v. Commonwealth (C.A. No. 99-3928E), pending in Middlesex Superior Court, the plaintiff seeks $29 million for a taking of land in Cambridge for the Central Artery/Ted Williams Tunnel project.

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini - Kiewit - Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the Central Artery/Tunnel Project. Plaintiffs have asserted claims in excess of $150 million.

Tolman v. Finneran, United States District Court, C.A. No. 01-10756-PBS. The plaintiff gubernatorial candidate seeks to force the Legislature to appropriate additional money, and the state Office of Campaign and Political Finance to release that money, to implement the Clean Elections Law, G.L. c. 55A. $23 million has already been set aside in a separate Clean Elections Fund but would have to be appropriated in order to be released for expenditure. Full cost of implementing the Clean Elections system for the 2002 election cycle (which is what the plaintiff seeks) has been estimated at $44 million. The defendants' motion to dismiss on legislative immunity, 11th Amendment immunity, and other grounds (including failure to state any claim in violation of the plaintiffs' federal constitutional rights) was heard on September 26, 2001. On November 14, 2001, the court dismissed the complaint in its entirety. On December 13, 2001, plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit. The appeal was dismissed by the First Circuit as moot and the district court order was vacated as moot.

Bates v. Director of the Office of Campaign and Political Finance, Supreme Judicial Court. Plaintiffs alleged that the Director of the Office of Campaign and Political Finance was violating the Clean Elections law by declining to distribute public campaign finance funds to qualifying candidates absent a legislative appropriation for that purpose. On January 25, 2002, the Supreme Judicial Court ruled on the merits that the Legislature has a constitutional duty to either appropriate funds necessary to implement the Clean Elections law, or to repeal the law. On February 25, 2002, the court ruled that candidates who have been certified under the Clean Elections law, but who have not received funding due to the lack of appropriated funds, are entitled to the entry of money judgments against the Commonwealth in amounts equal to the amount of Clean Elections funding due them. The court accordingly ordered judgment for one plaintiff in the amount of $811,050. That judgment was partially satisfied on February 28, 2002, out of an account appropriated for the payment of damages awards generally, but no further appropriated money is currently available to pay the remainder of the judgment. Plaintiffs moved for an order permitting them to execute the judgment on various funds in the state Treasury, notwithstanding the absence of an appropriation; that motion was denied by a single justice of the Supreme Judicial Court on March 12, 2002. On April 5, 2002 a single justice of the Supreme Judicial Court granted plaintiffs' motion for issuance of executions to be satisfied by levy and sale of the Commonwealth's real or personal property. Plaintiffs' motion to shorten the notice period for sales of real property, and to set aside any surplus proceeds of such sales to be used to satisfy future judgments, was denied. Subsequently, certain Commonwealth property has been sold at auction to satisfy some of the outstanding portion of the existing judgments, and plaintiffs have identified other Commonwealth property upon which to levy for the balance. On June 11, 2002, the Director of the Office of Campaign and Political Finance advised the Senate Ways and Means Committee that, given the number of candidates who had qualified or still could qualify for Clean Elections funding during the 2002 election cycle, the maximum amount required to fund the Clean Elections system for the 2002 election cycle was estimated at $9,553,461.

Brown Rudnick Freed & Gesmer and Lieff Cabraser Heimann & Bernstein, LLP, et al.
v. Commonwealth of Massachusetts, Suffolk Superior Court C.A. No. 01-5883-BLS. This is a breach of contract action against the Commonwealth seeking damages and declaratory and injunctive relief based on the Commonwealth's alleged failure to comply with a contingent attorney's fee agreement in connection with the plaintiff law firms' representation of the Commonwealth against the tobacco industry. Plaintiffs seek approximately $562 million. The plaintiffs seek $20 million payable out of previous tobacco settlement payments to the Commonwealth, and the balance over a period of years as a percentage of each year's receipts of tobacco settlement funds.

Shwachman v. Commonwealth of Massachusetts. The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Although no case has yet been filed challenging the amount paid by the Commonwealth, it is anticipated that the owner will file an eminent domain action seeking compensation over and above the amount already paid by the Commonwealth for the land. The plaintiff may seek an additional $30 million in such an action.

New England Division of the American Cancer Society, et. al. v. Sullivan, et. al., Supreme Judicial Court for Suffolk County No. SJC-02-0092. This is a statutory and constitutional challenge to the Acting Governor's reduction of allotments of prior appropriations pursuant to M.G.L. c. 29, sec. 9C. The allotment reductions specifically challenged in the suit total $22.4 million. On June 14, 2002, the Court issued a decision finding in favor of the Acting Governor.

ATTORNEY GENERAL INVESTIGATION

On March 20, 2001, the Inspector General of the Commonwealth issued a report to the State Treasurer containing the initial results of a yearlong review of the financial history of the Central Artery/Ted Williams Tunnel project from 1994 to the present. The report asserts that the private joint venture serving as the project's management consultant had provided then-Governor Weld and project officials with project cost estimates of $13.790 billion in November and December 1994, more than five years before comparable estimates were made public by project officials on February 1, 2000. On April 2, 2001, the Attorney General of the Commonwealth confirmed that he had commenced a criminal investigation into the Inspector General's allegations.

SEC INVESTIGATION

On May 8, 2000, the State Treasurer's office was advised that the staff of the Securities and Exchange Commission is conducting a formal investigation in the matter of "Certain Municipal Securities/Massachusetts Central Artery (B-1610)," pursuant to a formal order of private investigation issued by the Commission.

OTHER ISSUERS OF MASSACHUSETTS BONDS

There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal bonds, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts bonds.

Many factors, in addition to those cited above, have or may have a bearing upon the financial condition of the Commonwealth, including social and economic conditions, many of which are not within the control of the Commonwealth.

MASSACHUSETTS TAX MATTERS

The following is based upon the advice of Edwards & Angell LLP, special Massachusetts counsel to the Fund.

The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions.

The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as regulated investment companies, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Fund's shareholders.

The Fund is not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

Distributions by the Fund that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax.

In addition, distributions by the Fund that are attributable to interest on obligations of the United States exempt from state income tax under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

Distributions by the Fund, regardless of source, are subject to the Massachusetts corporate excise tax.

Gain on the sale, exchange, or other disposition of shares of the Fund will be subject to the Massachusetts personal income or corporate excise tax.

Shares of the Fund may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters.

                                  APPENDIX F

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may be a suitable investment for a shareholder that is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding. Municipal bonds can provide double, tax-free income (exempt from regular federal and state income taxes) for residents of that state.

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate. According to Thomson Wealth Management, Nuveen is the leading sponsor of municipal closed-end exchange-traded bond funds measured by the number of funds (92) and fund assets under management ($33 billion) as of September 30, 2002.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.



Features of Nuveen Municipal Closed-End ETFs


Many investors have found municipal closed-end exchange-traded funds to be a versatile addition to their overall portfolios. Their features include:

Monthly dividends
Enhanced income potential through leverage
Automatic dividend reinvestment*
Exchange listing
Widespread price visibility
Convenient intra-day trading*
Professional management
Low minimum investment



*As outlined elsewhere in this SAI, share prices will fluctuate. Systematic reinvestment does not ensure a profit, nor does it protect you against a loss in a declining market.










Over time, the existing Nuveen municipal closed-end exchange-traded funds have generally traded at greater premiums or smaller discounts than funds of other sponsors. This has translated into share prices that were higher for Nuveen Fund shareholders, as compared to the prices of other sponsors' funds.

On Average, Nuveen Municipal Funds Have Traded at Greater Premiums or Smaller Discounts than Competing Funds




[Graph Appears Here]

Average Nuveen Municipal Closed-End
ETF Premium/Discount Advantage

26-Sep-97       0.043137061
 3-Oct-97       0.041079948
10-Oct-97       0.036549511
17-Oct-97       0.037820911
24-Oct-97       0.036572942
31-Oct-97       0.036296244
 7-Nov-97       0.036971035
14-Nov-97       0.037746733
21-Nov-97       0.036235724
28-Nov-97       0.034928058
 5-Dec-97       0.03759602
12-Dec-97       0.03694678
19-Dec-97       0.039660897
26-Dec-97       0.039236665
 2-Jan-98       0.039619687
 9-Jan-98       0.044366773
16-Jan-98       0.038933121
23-Jan-98       0.037478394
30-Jan-98       0.040981632
 6-Feb-98       0.044253503
13-Feb-98       0.048217687
20-Feb-98       0.045418904
27-Feb-98       0.045606483
 6-Mar-98       0.05044092
13-Mar-98       0.053888158
20-Mar-98       0.054673246
27-Mar-98       0.053675439
 3-Apr-98       0.055637624
 9-Apr-98       0.052235894
17-Apr-98       0.054192034
24-Apr-98       0.050518374
 8-May-98       0.049896385
15-May-98       0.051353821
22-May-98       0.051483104
29-May-98       0.045881903
 5-Jun-98       0.055602496
12-Jun-98       0.055573296
19-Jun-98       0.053353468
26-Jun-98       0.050081479
 2-Jul-98       0.050875309
10-Jul-98       0.05453185
17-Jul-98       0.049196788
24-Jul-98       0.048390204
31-Jul-98       0.051474744
 7-Aug-98       0.049411162
14-Aug-98       0.049813964
21-Aug-98       0.05188779
28-Aug-98       0.051906354
 4-Sep-98       0.050087127
11-Sep-98       0.04917935
18-Sep-98       0.046593528
25-Sep-98       0.047709123
 2-Oct-98       0.057751133
 9-Oct-98       0.054570175
16-Oct-98       0.056760965
23-Oct-98       0.048675439
30-Oct-98       0.049666667
 6-Nov-98       0.046473684
20-Nov-98       0.043697368
27-Nov-98       0.042625
 4-Dec-98       0.048682018
11-Dec-98       0.047938596
18-Dec-98       0.045574561
24-Dec-98       0.044484649
 8-Jan-99       0.040269737
15-Jan-99       0.032574561
22-Jan-99       0.032019737
29-Jan-99       0.032486842
 5-Feb-99       0.042296053
12-Feb-99       0.042750239
19-Feb-99       0.043902073
26-Feb-99       0.044498884
 5-Mar-99       0.04725933
19-Mar-99       0.054052316
26-Mar-99       0.053597122
 1-Apr-99       0.058263788
 9-Apr-99       0.049830129
16-Apr-99       0.059694926
23-Apr-99       0.060500788
30-Apr-99       0.059889169
 7-May-99       0.057512974
14-May-99       0.056063872
21-May-99       0.051220927
28-May-99       0.05302889
 4-Jun-99       0.05539521
11-Jun-99       0.057811171
18-Jun-99       0.06445
25-Jun-99       0.067863095
 2-Jul-99       0.068096429
 9-Jul-99       0.071166667
16-Jul-99       0.076167857
23-Jul-99       0.081947619
30-Jul-99       0.082119048
 6-Aug-99       0.077934884
20-Aug-99       0.07645155
27-Aug-99       0.074089922
 3-Sep-99       0.074571839
10-Sep-99       0.076186207
17-Sep-99       0.069099425
24-Sep-99       0.070118571
 1-Oct-99       0.055396667
 8-Oct-99       0.063321841
15-Oct-99       0.060172669
22-Oct-99       0.057560767
29-Oct-99       0.056708398
 5-Nov-99       0.057400231
12-Nov-99       0.052517238
19-Nov-99       0.052458398
26-Nov-99       0.050856895
10-Dec-99       0.029167111
17-Dec-99       0.022930972
23-Dec-99       0.031247988
31-Dec-99       0.030041852
 7-Jan-00       0.034098191
14-Jan-00       0.02985598
21-Jan-00       0.030763375
28-Jan-00       0.036890351
 4-Feb-00       0.043249219
11-Feb-00       0.042941578
18-Feb-00       0.037741596
25-Feb-00       0.037772843
 3-Mar-00       0.031488401
10-Mar-00       0.035108011
17-Mar-00       0.040553742
24-Mar-00       0.046507843
31-Mar-00       0.0504471
 7-Apr-00       0.047919915
14-Apr-00       0.045770233
20-Apr-00       0.041533157
28-Apr-00       0.041838665
 5-May-00       0.046265678
12-May-00       0.042325106
19-May-00       0.046130932
26-May-00       0.04666536
 2-Jun-00       0.047785911
 9-Jun-00       0.049809534
16-Jun-00       0.048623199
23-Jun-00       0.044137394
30-Jun-00       0.040320869
 7-Jul-00       0.045994597
14-Jul-00       0.038319492
21-Jul-00       0.037719386
28-Jul-00       0.042682839
 4-Aug-00       0.044612288
11-Aug-00       0.042435805
18-Aug-00       0.037838661
25-Aug-00       0.040834263
 1-Sep-00       0.043817958
 8-Sep-00       0.042935636
15-Sep-00       0.038175499
22-Sep-00       0.041251663
29-Sep-00       0.040976185
 6-Oct-00       0.04203186
13-Oct-00       0.031649968
20-Oct-00       0.034736966
27-Oct-00       0.044490667
 3-Nov-00       0.052386183
17-Nov-00       0.053132482
24-Nov-00       0.054112744
 1-Dec-00       0.023133662
 8-Dec-00       0.048791139
15-Dec-00       0.051525316
22-Dec-00       0.048712615
29-Dec-00       0.051922656
 5-Jan-01       0.058615104
12-Jan-01       0.056114246
19-Jan-01       0.054739501
26-Jan-01       0.055520134
 2-Feb-01       0.058139048
 9-Feb-01       0.051868149
16-Feb-01       0.051985582
23-Feb-01       0.054773168
 2-Mar-01       0.037264033
 9-Mar-01       0.056907458
16-Mar-01       0.05181887
23-Mar-01       0.046485198
30-Mar-01       0.051052429
 6-Apr-01       0.053114011
12-Apr-01       0.057032542
20-Apr-01       0.057815266
27-Apr-01       0.058606757
 4-May-01       0.073973346
11-May-01       0.047453979
18-May-01       0.072847939
25-May-01       0.068227804
 1-Jun-01       0.071706711
 8-Jun-01       0.071167402
15-Jun-01       0.062091156
22-Jun-01       0.072736735
29-Jun-01       0.060622449
 6-Jul-01       0.075916
13-Jul-01       0.061898
20-Jul-01       0.073488
27-Jul-01       0.072848
 3-Aug-01       0.072396
10-Aug-01       0.071645
17-Aug-01       0.069541
24_Aug-01       0.067018
31-Aug-01       0.056737
 7-Sep-01       0.061211
10-Sep-01       0.0605
21-Sep-01       0.055704
28-Sep-01       0.054845


 5-Oct-01       0.057874
12-Oct-01       0.053677
19-Oct-01       0.053425
26-Oct-01       0.056936
 2-Nov-01       0.055613
 9-Nov-01       0.053192
16-Nov-01       0.051534
23-Nov-01       0.056095
30-Nov-01       0.057148
 7-Dec-01       0.061395
14-Dec-01       0.064372
21-Dec-01       0.057279
28-Dec-01       0.055627
 4-Jan-02       0.051193
11-Jan-02       0.053965
18-Jan-02       0.053611
25-Jan-02       0.039327
 1-Feb-02       0.034753

 8-Feb-02       0.057732
15-Feb-02       0.054999
22-Feb-02       0.054658
 1-Mar-02       0.054265
 8-Mar-02       0.060019
15-Mar-02       0.060412
22-Mar-02       0.056865
28-Mar-02       0.054582
 5-Apr-02       0.048424
12-Apr-02       0.048736
19-Apr-02       0.049366
26-Apr-02       0.050541
 3-May-02       0.056629
10-May-02       0.056496
17-May-02       0.058598
24-May-02       0.055657
31-May-02       0.055425
 7-Jun-02       0.056835
14-Jun-02       0.055105
21-Jun-02       0.055471
28-Jun-02       0.054866
 5-Jul-02       0.054265
12-Jul-02       0.053863
19-Jul-02       0.048931
26-Jul-02       0.047383
 2-Aug-02       0.051048
 9-Aug-02       0.047639
16-Aug-02       0.043032
23-Aug-02       0.038564
30-Aug-02       0.036177
 6-Sep-02       0.035623
13-Sep-02       0.033754
20-Sep-02       0.030352
27-Sep-02       0.03362
Source: Lipper

This chart shows the week-by-week difference between the average premium or discount for all Nuveen municipal closed-end funds and all non-Nuveen municipal closed-end funds as reported by Lipper for the five-year period from September 26, 1997 through September 27, 2002. The weekly averages include all Nuveen and non-Nuveen funds in existence during that week over the course of this measurement period. As of September 27, 2002, there were 87 Nuveen funds and 170 non-Nuveen funds included in the Lipper database. Past trading history is no guarantee of future results, and is no guarantee of how these new Funds may trade.


The Fund will invest at least 80% of its net assets in a portfolio of municipal bonds that are covered by insurance guaranteeing the timely payment of principal and interest thereon. For the remaining portion, the Fund will invest approximately 10% in Baa/BBB rated municipal bonds, and the balance in A rated municipal bonds.

Tax-Free Income Is Very Attractive But AMT Liability May Reduce The Benefits Of Tax-Free Income

The true yield of a municipal bond investment may be reduced after adjusting for the impact of the federal alternative minimum tax (AMT). Even a relatively small amount of income subject to AMT can have a measurable impact on the real, after-tax yield of a municipal bond investment. For example, investors subject to the AMT who own shares in a municipal bond fund with a 5% nominal yield and 20% of its portfolio invested in AMT bonds would see their after-tax yield reduced by about 0.25%.

AMT Exposure Is Expected To Grow Dramatically

According to a recent report from the Urban-Brookings Tax Policy Center, liability for the federal AMT may grow to affect 1 in 3 American taxpayers by the end of the decade. The Center concludes that if there are no changes in current tax laws, approximately 95% of all taxpayers with incomes between $100,000 and $500,000 will be subject to the AMT by 2010.

The information in the paragraph above and the chart below are taken from "The
AMT: Out of Control" by Leonard E. Burman, William G. Gale, Jeffrey Rohaly and Benjamin H. Harris. The report was published in September 2002 by the Urban Brookings Tax Policy Center, a joint venture of the Urban Institute and the Brookings Institution.

AMT Exposure May Grow If Current Tax Laws Don't Change

[Chart]
         Adjusted Gross Income          % of Total Taxpayers in Bracket
           (in 2001 dollars)            Expected to be Subject to AMT

                                            2002           2010
          $75,0000 - $100,000                3%             79%
          $100,000 - $200,000               11%             94%
          $200,000 - $500,000               36%             97%

Source: Urban-Brookings Tax Policy Center.

A Nuveen Municipal Closed-End Exchange-Traded Fund May Help Diversify A
Portfolio

Historically, investment-grade quality municipal bonds have shown low return correlations with a number of other asset classes commonly found in individual investors' portfolios. We believe that adding a low correlation investment such as quality municipal bonds to an equity-oriented portfolio has the potential to enhance the capital preservation by reducing the standard deviation of returns of your overall portfolio over time.

Low Correlations between Municipal Bonds and Other Asset Classes May Enable a Municipal Investment to Help Investors Reduce the Risk of Their Overall Portfolio

                         September 1997 - September 2002
                    Correlation of Monthly Returns
Municipal Bonds               1.00
Government Bonds              0.76
Preferred Stocks              0.50
REITs                        -0.05
S&P 500                      -0.21

Source: Ibbotson Associates, Lehman Brothers, Merrill Lynch, NAREIT.

Correlation coefficients are based on monthly return data from September 1997 through September 2002. Past correlations are not necessarily predictive of future correlations between any of these asset classes and the Fund. Municipal Bonds are represented by the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of bonds issued after December 31, 1990, with a minimum credit rating of at least Baa, an outstanding par value of at least $5 million and a remaining maturity of at least one year. Government Bonds are represented by the Lehman Brothers Government Bond Index, an unmanaged index that includes all public obligations of the U.S. Treasury and all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government, excluding foreign-targeted issues. Preferred stocks are represented by the Merrill Lynch Hybrid Preferred Stock Index, an unmanaged index of all investment-grade, non-dividend received deduction eligible preferred stock with outstanding par values of $100 million or more. REITs are represented by the NAREIT Equity REIT Index, an unmanaged index of publicly-traded U.S. tax-qualified REITs that have 75% or more of their invested book assets invested in the equity ownership of real estate. The S&P 500 is an unmanaged index of 500 large-capitalization, publicly-traded stocks representing various industries. It is not possible to invest directly in any of these indexes.

What Is The Alternative Minimum Tax And Why Does It Impact Certain Municipal Bonds?

The federal alternative minimum tax (AMT) was introduced in 1969 in an effort to prevent wealthy taxpayers from completely avoiding all federal income tax liability. The AMT provides an alternate methodology to calculate tax liability, and requires certain deductions, adjustments and preferences that are permitted under regular income tax laws to be added back to gross income for the purpose of determining AMT liability.

One of the items that must be added back to gross income for the purpose of AMT calculation is income received from "private activity" municipal bonds. Generally, private activity bonds are issued for the benefit of a private company or organization such as an airline or power producer.

The Funds will not invest in AMT bonds.


Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund         1,000,000 Common Shares




                  ------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  ------------------------------------------

                                __________, 2002

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

     1.  Financial Statements:



     Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by Pre-effective Amendment to the Registration Statement.



     2.  Exhibits:


a. Declaration of Trust dated September 30, 2002. Filed on October 4, 2002 as exhibit a to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

b. By-Laws of Registrant. Filed on October 4, 2002 as exhibit b to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

c.   None.

d.   Form of Share Certificate.

e.   Terms and Conditions of the Dividend Reinvestment Plan.**


f.   None.


g.   Investment Management Agreement between Registrant and Nuveen Advisory
     Corp. dated        , 2002.**

h.1  Form of Underwriting Agreement.**

h.2  Form of Salomon Smith Barney Master Selected Dealer Agreement.**

h.3  Form of Nuveen Master Selected Dealer Agreement.**

h.4  Form of Master Agreement Among Underwriters.**

h.5  Form of Dealer Letter Agreement.**

i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.**

j. Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated August 19, 2002.**

k.1 Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated ___________, 2002.**

k.2  Expense Reimbursement Agreement between Registrant and Nuveen Advisory
     Corp. dated        , 2002.**

l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.**

l.2  Opinion and consent of Bingham McCutchen LLP.**

m.   None.

n.   Consent of Ernst & Young LLP.

o.   None.

p.   Subscription Agreement of Nuveen Advisory Corp. dated            , 2002.**

q.   None.

r.   Code of Ethics of Nuveen Advisory Corp.


s.   Powers of Attorney.
___________________
*  Previously filed.
** To be filed by amendment.





Item 25: Marketing Arrangements


See Sections 2, 3 and 5(n) of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement.

See the Introductory Paragraph and Sections 2 and 3(d) of the Salomon Smith Barney Form of Master Selected Dealer Agreement to be filed as Exhibit h.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement to be filed as Exhibit
h.3 to this Registration Statement.

See Introductory Paragraph and Sections 1, 2, 3.1, 3.2, 3.4-3.8, 4.1, 4.2, 5.1-5.4,6.1, 10.9 and 10.10 of the Form of Master Agreement Among Underwriters to be filed as Exhibit h.4 to this Registration Statement.

See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the Underwriters to be filed as Exhibit h.5 to this Registration Statement.


Item 26: Other Expenses of Issuance and Distribution



     Securities and Exchange Commission fees                       $1,380
     National Association of Securities Dealers, Inc. fees          2,000
     Printing and engraving expenses                                  *
     Legal Fees                                                       *
     American Stock Exchange listing fees                             *
     Accounting expenses                                              *
     Blue Sky filing fees and expenses                                *
     Underwriters' Reimbursement                                      *
     Miscellaneous expenses                                           *
                                                                   ------
          Total                                                    $  *
                                                                   ======

------------




     *To be completed by amendment. Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets for the first 5 full years of the Fund's operations, .24% of average daily Managed Assets in year 6, .16% in year 7 and .08% in year 8. Without the reimbursement, "Total Annual Expenses" would be estimated to be 1.38% of average daily net assets attributable to Common Shares. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share (.20% of offering price).




Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28: Number of Holders of Securities




     At October 24, 2002




                                                           Number of
                  Title of Class                         Record Holders
                  --------------                         --------------
       Common Shares, $0.01 par value                            0



Item 29: Indemnification

     Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii) by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

     As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     The trustees and officers of the Registrant are covered by Investment Trust Directors and officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.



     Section 8 of the Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.



     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities
Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser

     Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Municipal Trust. Nuveen Advisory Corp. also serves as investment adviser to the following closed-end management type investment companies other than the Registrant: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen New York Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund,

Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured New York Premium Income Municipal Fund 2, Nuveen Michigan Premium Income Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3 and Nuveen North Carolina Dividend Advantage Municipal Fund 3.


     Nuveen Advisory Corp. has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part A of this Registration Statement. Such information for the remaining senior officers of Nuveen Advisory Corp. appears below:


                                                  Other Business Profession, Vocation or
Name and Position with NAC                           Employment During Past Two Years
--------------------------                        --------------------------------------
John P. Amboian, President....................  President, formerly Executive Vice President of The John Nuveen Company, Nuveen Investments,
                                                Nuveen Institutional Advisory Corp., Nuveen Asset
                                                Management, Inc. and Nuveen Senior Loan Asset
                                                Management, Inc. and Executive Vice President
                                                and Director of Rittenhouse Financial Services, Inc.

Alan G. Berkshire, Senior Vice President,
Secretary and General Counsel.................  Senior Vice President, General Counsel and Secretary
                                                of The John Nuveen Company, Nuveen Investments, and
                                                Nuveen Institutional Advisory Corp. Senior Vice
                                                President and Secretary (since 1999) of Nuveen
                                                Senior Loan Asset Management Inc., prior thereto,
                                                Partner in the law firm of Kirkland & Ellis.

Margaret E. Wilson, Senior Vice President,
Finance.......................................  Senior Vice President, Finance, of the John Nuveen
                                                Company, Nuveen Investments and Nuveen Institutional
                                                Advisory Corp. and Senior Vice President and Controller
                                                of Nuveen Senior Loan Asset Management, Inc.;
                                                formerly CFO of Sara Lee Corp., Bakery Division.


Item 31: Location of Accounts and Records

     Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp.

Item 32: Management Services

         Not applicable.

Item 33: Undertakings

     1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 24th day of October, 2002.




                                  NUVEEN INSURED MASSACHUSETTS TAX-FREE
                                  ADVANTAGE MUNICIPAL FUND


                                  /s/ Jessica R. Droeger

                                  ________________________________________
                                  Jessica R. Droeger, Vice President and
                                  Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.




        Signature                     Title                               Date
        ---------                     -----                               ----
/s/ Stephen D. Foy          Vice President and Controller           October 24, 2002
--------------------        (Principal Financial and
    Stephen D. Foy          Accounting Officer)

/s/ Gifford R. Zimmerman    Chief Administrative Officer
--------------------------  (Principal Executive Officer)
    Gifford R. Zimmerman


Timothy R. Schwertfeger*    Chairman of the Board and         By: /s/ Gifford R. Zimmerman
                            Trustee                               --------------------------
                                                                      Gifford R. Zimmerman
                                                                      Attorney-In-Fact
                                                                      October 24, 2002
Robert P. Bremner*          Trustee

Lawrence H. Brown*          Trustee

Anne E. Impellizzeri*       Trustee

Peter R. Sawers*            Trustee

William J. Schneider*       Trustee

Judith M. Stockdale*        Trustee




    *Original powers of attorney authorizing Jessica R. Droeger and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registration Statement is filed, have been executed and filed as an exhibit.

                               INDEX TO EXHIBITS


a.   Declaration of Trust dated September 30, 2002.*
b.   By-Laws of Registrant.*
c.   None.
d.   Form of Share Certificate.
e.   Terms and Conditions of the Dividend Reinvestment Plan.**
f.   None.
g.   Investment Management Agreement between Registrant and Nuveen
     Advisory Corp. dated ______, 2002.**
h.1  Form of Underwriting Agreement.**
h.2  Form of Salomon Smith Barney Master Selected Dealer Agreement.**
h.3  Form of Nuveen Master Selected Dealer Agreement.**
h.4  Form of Master Agreement Among Underwriters.**
h.5  Form of Dealer Letter Agreement.**
i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.**
j.   Master Custodian Agreement between Registrant and State Street
     Bank and Trust Company dated ________, 2002.**
k.1 Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated ________, 2002.**
k.2  Expense Reimbursement Agreement between Registrant and Nuveen
     Advisory Corp. dated ________, 2002.**
l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.**
l.2  Opinion and consent of Bingham McCutchen LLP.**
m.   None.
n.   Consent of Ernst & Young LLP.
o.   None.
p.   Subscription Agreement of Nuveen Advisory Corp. dated ________, 2002.**
q.   None
r.   Code of Ethics of Nuveen Advisory Corp.
s.   Powers of Attorney.
--------------------
*    Previously filed.
**   To be filed by amendment